                                                                    EXHIBIT 10.5


                              CSI FUNDING, INC.,
                                as Transferor,

                            COMPUCOM SYSTEMS, INC.
                                 as Servicer,

                        PNC BANK, NATIONAL ASSOCIATION
                                   as Agent,

                       MARKET STREET CAPITAL CORPORATION
                           as Initial Series 1999-1
                              Certificateholder,

                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                  as Trustee

                      on behalf of the Certificateholders

                       ---------------------------------

                           SERIES 1999-1 SUPPLEMENT

                           Dated as of  May 7, 1999
                                        =====

                                      to

                      COMPUCOM RECEIVABLES MASTER TRUST I

                        POOLING AND SERVICING AGREEMENT

                           Dated as of  May 7, 1999
                                        =====
                       ---------------------------------

            VARIABLE FUNDING ACCOUNTS RECEIVABLE TRUST CERTIFICATES
                                 SERIES 1999-1

                               TABLE OF CONTENTS

                                                                                           Page
                                   ARTICLE I
         DESIGNATION OF CERTIFICATES; PURCHASE AND SALE OF THE SERIES
                         1999-1 INVESTOR CERTIFICATES
SECTION 1.1    Designation                                                                   1
SECTION 1.2    The Series 1999-1 Certificates                                                1
SECTION 1.3    Purchases of Interests in the Series 1999-1 Certificates.                     2
SECTION 1.4    Delivery                                                                      2
SECTION 1.5    Procedure for Initial Issuance and for Increasing Each Series 1999-1
                     Certificateholder's Invested Amount                                     2
SECTION 1.6    Procedure for Decreasing Each Series 1999-1 Certificateholder's
                     Invested Amount                                                         3
SECTION 1.7    Reductions of the Commitments                                                 4
SECTION 1.8    Interest; Commitment Fee, Etc.                                                4
SECTION 1.9    Certificate Rate Limitation                                                   6

                      ARTICLE II     AGREEMENT MODIFICATIONS

SECTION 2.1    Agreement Modifications                                                       6

                                  ARTICLE III
                           DISTRIBUTIONS AND REPORTS

SECTION 3.1    Distributions                                                                15
SECTION 3.2    Reports, Statements and Notices                                              15

                      ARTICLE IV     CHANGE IN CIRCUMSTANCES

SECTION 4.1    Requirements of Law                                                          17
SECTION 4.2    Taxes                                                                        18
SECTION 4.3    Indemnity                                                                    20
SECTION 4.4    Limitation                                                                   21

                    ARTICLE V     REPRESENTATIONS AND WARRANTIES

SECTION 5.1    Representations and Warranties of the Transferor and
                     the Servicer                                                           21
SECTION 5.2    Obligations Unaffected                                                       21

                      ARTICLE VI     CONDITIONS PRECEDENT

                               TABLE OF CONTENTS
                                  (continued)

                                                                                           Page
SECTION 6.1    Conditions Precedent to Effectiveness of Supplement                          21

                                  ARTICLE VII
                                   THE AGENT

SECTION 7.1    Appointment                                                                  23
SECTION 7.2    Delegation of Duties                                                         23
SECTION 7.3    Exculpatory Provisions                                                       24
SECTION 7.4    Reliance by Agent                                                            24
SECTION 7.5    Notice of Servicer Default or Early Amortization Event
                     or Prospective Early Amortization Event                                24
SECTION 7.6    Non-Reliance on Agent and Other Series 1999-1
               Certificateholders                                                           25
SECTION 7.7    Indemnification                                                              25
SECTION 7.8    Agent in Its Individual Capacity                                             26
SECTION 7.9    Successor Agent                                                              26

                       ARTICLE VIII     MISCELLANEOUS

SECTION 8.1    Ratification of Agreement                                                    26
SECTION 8.2    Governing Law                                                                26
SECTION 8.3    Further Assurances                                                           27
SECTION 8.4    Payments                                                                     27
SECTION 8.5    Costs and Expenses                                                           27
SECTION 8.6    No Waiver; Cumulative Remedies                                               27
SECTION 8.7    Severability                                                                 28
SECTION 8.8    Notices                                                                      28
SECTION 8.9    Successors and Assigns                                                       28
SECTION 8.10   Counterparts                                                                 31
SECTION 8.11   Adjustments                                                                  31
SECTION 8.12   Limitation of Payments by Transferor                                         31
SECTION 8.13   No Bankruptcy Petition                                                       31
SECTION 8.14   The Trustee                                                                  32
SECTION 8.15   Consent to Jurisdiction                                                      32

                                   ARTICLE IX
                                   DEFINITIONS

SECTION 9.1    Definitions  33

                                   SCHEDULES

                               TABLE OF CONTENTS
                                  (continued)

                                                                                           Page
Schedule 1     Commitments
Schedule 2     List of Trust Accounts
Schedule 3     Initial Invested Amount


                                    EXHIBITS

Exhibit A           Form of Notice of Increase
Exhibit B           Form of Notification of Obligors
Exhibit C           Form of Commitment Transfer Supplement
Exhibit D           Form of Series 1999-1 Investor Certificate

     SERIES 1999-1 SUPPLEMENT, dated as of  May 7, 1999 (as amended from time to
                                            =====
time, this "Supplement") among CSI FUNDING, INC., a Delaware corporation, as
            ----------
Transferor (the "Transferor"), COMPUCOM SYSTEMS, INC., a Delaware corporation,
                 ----------
as Servicer (the "Servicer"), MARKET STREET CAPITAL CORPORATION, a Delaware
                  --------
corporation, as the initial Series 1999-1 Certificateholder (the "Initial Series
                                                                  --------------
1999-1 Certificateholder"), PNC BANK, NATIONAL ASSOCIATION, a national banking
------------------------
association, as agent (the "Agent") for the Series 1999-1 Certificateholders (as
                            -----
hereinafter defined) and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (together with its successors in trust thereunder as provided in the Pooling and Servicing Agreement referred to below, the "Trustee"), under the Pooling and Servicing Agreement, dated as of May 7,
     -------                                                            =====
1999 (as amended and supplemented from time to time, the "Agreement") among the
                                                          ---------
Transferor, the Servicer and the Trustee.

                             PRELIMINARY STATEMENT

     Section 6.09 of the Agreement provides, among other things, that the
     ------------
Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance of Investor Certificates. The Transferor has delivered the Issuance Notice required by Section 6.09 of the Agreement and hereby enters into this Supplement
            ------------
with the Servicer, the Agent, the Initial Series 1999-1 Certificateholder and the Trustee to provide for the issuance, authentication and delivery of the Variable Funding Accounts Receivable Trust Certificates, Series 1999-1.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                DESIGNATION OF CERTIFICATES; PURCHASE AND SALE
                  OF THE SERIES 1999-1 INVESTOR CERTIFICATES-

     SECTION 1.1  Designation.  The Certificates issued pursuant to this
                  -----------
Supplement shall be designated generally as the Variable Funding Accounts Receivable Trust Certificates, Series 1999-1.


     SECTION 1.2  The Series 1999-1 Certificates-.  (a)  The Series 1999-1
                  -------------------------------
Certificates shall represent fractional undivided interests in the Trust Assets, consisting of the right to receive Collections and other amounts at the times and in the amounts specified in the Agreement as amended by this Supplement (collectively, the "Series 1999-1 Certificateholders' Interest").
                    ------------------------------------------

     (b) The Series 1999-1 Certificates shall, upon issue, be executed and delivered by the Transferor to the Trustee for authentication and redelivery as provided in Section 1.4 hereof and Section 6.01 of the Agreement.
            -----------            ------------

     SECTION 1.3  Purchases of Interests in the Series 1999-1 Certificates.-
                  --------------------------------------------------------
(a)  Initial Purchase.  Subject to the terms and conditions of this Supplement,
     ----------------
the Initial Series 1999-1 Certificateholder hereby agrees (A) to purchase on the Issuance Date a Series 1999-1 Certificate in an amount equal to the Initial Invested Amount and (B) to maintain the Invested Amount of its Series 1999-1 Certificate during the Revolving Period, subject to decrease during the Revolving Period, in accordance with the provisions of this Supplement.
Payments by the Initial Series 1999-1 Certificateholder in respect of its Series 1999-1 Certificate shall be made in immediately available funds on the Issuance Date to the Agent for payment to the Transferor.

     (b) Maximum Invested Amount.  Notwithstanding anything to the contrary
         -----------------------
contained in this Supplement, at no time shall the Invested Amount of any Series 1999-1 Certificateholder exceed such Series 1999-1 Certificateholder's Commitment at such time.

     SECTION 1.4  Delivery.  On the Issuance Date, the Transferor shall sign on
                  --------
behalf of the Trust and shall deliver to the Trustee pursuant to Section 6.01 of
                                                                 ------------
the Agreement, and the Trustee, upon receipt, shall so authenticate the initial Series 1999-1 Certificate in the name of the Initial Series 1999-1 Certificateholder and with a Commitment Percentage of 100% and deliver such Series 1999-1 Certificate to the Initial Series 1999-1 Certificateholder. The Trustee shall mark on its books the actual Invested Amount of each Series 1999-1 Certificateholder outstanding on any date of determination, which, absent manifest error, shall constitute prima facie evidence of such outstanding
                                 ----- -----
Invested Amount from time to time.

     SECTION 1.5  Procedure for Initial Issuance and for Increasing Each Series
                  -------------------------------------------------------------
1999-1 Certificateholder's Invested Amount-'.  (a)  Subject to Section 1.5(b) of
------------------------------------------                     --------------
this Supplement, on the Issuance Date, the Initial Series 1999-1 Certificateholder agrees to purchase a Series 1999-1 Certificate in accordance with Section 1.3(a) of this Supplement and on any Payment Date during the
     --------------
Revolving Period, each Series 1999-1 Certificateholder agrees that the Series 1999-1 Aggregate Invested Amount may be increased by increasing pro rata based upon Commitment Percentage each Series 1999-1 Certificateholder's Invested Amount (an "Increase"), up to an amount, with respect to each such Series 1999-1
            --------
Certificateholder, not exceeding such Series 1999-1 Certificateholder's Commitment, upon the request of the Servicer or the Transferor on behalf of the Trust (each date on which an increase in the Series 1999-1 Aggregate Invested Amount occurs hereunder being herein referred to as the "Increase Date"
                                                         -------------
applicable to such Increase); provided, however, that the Servicer or the
                              --------  -------
Transferor, as the case may be, shall have given the Agent irrevocable written notice (effective upon receipt) (with a copy thereof to the Trustee and, as applicable, the Transferor or the Servicer), substantially in the form of

Exhibit A hereto, of such request no later than two Business Days prior to such
---------
Increase Date. Such notice shall state (x) the Issuance Date or the Increase Date, as the case may be which, in the case of an Increase Date, shall be a Payment Date; and (y) the Initial Invested Amount or the proposed amount of such Increase (the "Increase Amount"), as the case may be.
               ---------------

     (b) No Series 1999-1 Certificateholder shall be required to make the initial purchase of Series 1999-1 Certificates on the Issuance Date or to increase its respective Invested Amount on any Increase Date hereunder unless, after giving effect thereto:

          (i) (A) the amount of such initial purchase or, in the case of an Increase Date, the amount of the related Increase Amount, is equal to at least $10,000,000;

          (ii) the Series 1999-1 Aggregate Invested Amount would not exceed the Maximum Commitment Amount on the Issuance Date or such Increase Date, as the case may be;

          (iii) the Series 1999-1 Target Receivables Amount would not exceed the Series 1999-1 Allocated Receivables Amount on the Issuance Date or such Increase Date, as the case may be;

          (iv) the Aggregate Target Receivables Amount would not exceed the Aggregate Allocated Receivables Amount on the Issuance Date or such Increase Date, as the case may be; and

          (v) no Early Amortization Event or Prospective Early Amortization Event shall have occurred and be continuing.

     (c) After receipt by the Agent of the notice required by Section 1.5(a) of
                                                              --------------
this Supplement from the Servicer or the Transferor on behalf of the Trust, the Agent shall, so long as the conditions set forth in Sections 1.5(a) and (b) of
                                                    ---------------     ---
this Supplement are satisfied, promptly provide telephonic notice to each Series 1999-1 Certificateholder of the Increase Date and of the portion of the Increase Amount allocable to such Series 1999-1 Certificateholder (which shall equal such Series 1999-1 Certificateholder's Commitment Percentage of the Increase Amount). Each Series 1999-1 Certificateholder agrees to pay in immediately available funds such Series 1999-1 Certificateholder's Commitment Percentage of each Increase on the related Increase Date to the Agent for payment to the Transferor and, to the extent the Agent receives such funds, the Agent shall pay such Increase Amount to the Transferor in immediately available funds on such Increase Date.

     SECTION 1.6  Procedure for Decreasing Each Series 1999-1
                  -------------------------------------------
Certificateholder's Invested Amount-'.  (a)  On any Business Day during the
-------------------------------------
Revolving Period or the Early Amortization Period, the Servicer or the Transferor on behalf of the Trust shall have the right but not the obligation to cause all or a portion of the Series 1999-1 Aggregate Invested Amount to be reduced (a "Decrease") by instructing the Trustee to distribute to the Agent for
            --------
the pro rata benefit of the Series 1999-1 Certificateholders in accordance with
    --- ----
their Commitment Percentages the amount of such Decrease from (x) the funds available for distribution to the Transferor on such day under Section 4.03(c)
                                                               ---------------
of the Agreement and Sections 4.04(c)(i), 4.04(c)(ii) and 4.04(d) of the
                     -------------------  -----------     -------
Agreement as set forth in this Supplement, and (y) the funds retained as of such day in the Series 1999-1 Principal Collection Sub-subaccount pursuant to clause
                                                                         ------
(A) of Section 4.04(c)(i) of the Agreement as set forth in this Supplement;
---    ------------------
provided, however, that the Servicer shall have given the Agent irrevocable
--------  -------
written notice (effective upon receipt) (with a copy thereof to the Trustee), on the second Business Day prior to such Decrease and which notice shall state the amount of such Decrease; provided, further, that: (i) such Decrease shall be in
                         --------  -------
an amount equal to $1,000,000 and integral multiples of $1,000,000 in excess thereof; and (ii) no prepayment may occur on any date other than a Payment Date.

     (b) Any reduction in the Invested Amounts on any Business Day shall be allocated pursuant to Section 1.8(c) of this Supplement.
                      --------------

     SECTION 1.7  Reductions of the Commitments.  (a)  On any Business Day
                  -----------------------------
during the Revolving Period, the Transferor, on behalf of the Trust, may, upon thirty (30) days' prior written notice (effective upon receipt) to the Agent (with a copy thereof to the Trustee) irrevocably reduce or terminate the Commitments (a "Commitment Reduction") in an aggregate amount equal to
                --------------------
$5,000,000 or a whole multiple of $1,000,000 in excess thereof; provided that no
                                                                --------
such reduction shall be permitted if, after giving effect thereto and to any reduction in the Series 1999-1 Aggregate Invested Amount on such date, the Series 1999-1 Aggregate Invested Amount would exceed the Aggregate Commitment Amount then in effect or if the Commitments would be reduced to an amount less than $50,000,000. Each Series 1999-1 Certificateholder's

Commitment shall be reduced by such Series 1999-1 Certificateholder's Commitment Percentage of the amount of such Commitment Reduction.

     (b) Once reduced, the Commitments may not be subsequently reinstated without the written consent of each Series 1999-1 Certificateholder. Upon effectiveness of any such reduction, the Agent shall prepare a revised Schedule
                                                                       --------
1 to this Supplement in order to reflect the reduced Commitment of each Series
-
1999-1 Certificateholder and Schedule 1 to this Supplement shall be deemed to be
                             ----------
automatically superseded by such revised Schedule 1.  The Agent shall promptly
                                         ----------
distribute such revised Schedule 1 to the Transferor, the Servicer, the Trustee
                        ----------
and each Series 1999-1 Certificateholder.

     SECTION 1.8  Interest; Commitment Fee, Etc.  (a)  (i)  Interest shall be
                  ------------------------------
payable on the Series 1999-1 Certificates on each Payment Date pursuant to

Section 4.07(a) of the Agreement as set forth in this Supplement.  Interest
---------------
shall accrue on the Series 1999-1 Certificates from the Issuance Date.

          (ii) The Agent shall provide written notification to the Trustee and the Servicer before 1:00 p.m. Minneapolis Time on the Business Day
                         ==============================================
     preceding each Payment Date, of the Monthly Interest Amount for the Series
     =========
     1999-1 Certificates payable on such Payment Date with respect to the related Accrual Period.

     (b) The Trustee (acting at the written direction of the Servicer, pursuant to a Settlement Statement or otherwise) shall pay to the Agent, for the account of the Initial Series 1999-1 Certificateholder a commitment fee (the "Commitment
                                                                      ----------
Fee") with respect to each Accrual Period, on each Payment Date in an amount
---
equal to the product of (A) the Commitment Fee Percentage, times (B) the daily average Liquidity Commitment Amount during the Accrual Period, times (C) a fraction the numerator of which is the number of days in the related Accrual Period and the denominator of which is three hundred sixty. The "Commitment
                                                                  ----------
Fee" with respect to any other Series 1999-1 Certificateholder shall mean the amount described in a fee letter among such Series 1999-1 Certificateholder, the Transferor and the Agent. To the extent that on any Payment Date funds distributed to the Agent pursuant to Section 4.07(b)(iii) of the Agreement as
                                     --------------------
set forth in this Supplement are insufficient to pay the Commitment Fee due on such date, the Trustee shall pay the Agent the amount of any such deficiency out of funds otherwise distributable to the Transferor pursuant to Section
                                                               -------
4.03(a)(ii) of the Agreement until such Commitment Fee is paid in full.
-----------

     (c) The Trustee (acting at the written direction of the Servicer, pursuant to a Settlement Statement or otherwise) shall pay to the Agent for the pro rata
                                                                       --- ----
account of the Series 1999-1 Certificateholders in accordance with their Commitment Percentages a program fee (the "Program Fee") with respect to each
                                           -----------
Accrual Period, on each Payment Date in an amount equal to the product of (A) the Program Fee Percentage, times (B) the daily average Series 1999-1 Aggregate
                                          =====
Invested Amount  during such Accrual Period, times (C) a fraction the numerator
                 ======
of which is the number of days in
the related Accrual Period and the denominator of which is three hundred sixty. To the extent that on any Payment Date funds distributed to the Agent pursuant to Section 4.07(b)(ii) of the Agreement as set forth in this Supplement are
   -------------------
insufficient to pay the Program Fee due on such date, the Trustee shall pay the Agent the amount of any such deficiency out of funds otherwise distributable to the Transferor pursuant to Section 4.03(a)(ii) of the Agreement until such
                           -------------------
Program Fee is paid in full.

     (d) Calculations of the Alternate Base Rate under this Supplement shall be made on the basis of a 365-day (or, where applicable, a 366-day) year. CP Rates, Eurodollar Rates, Commitment Fees and Program Fees shall be calculated
       ===========
on the basis of a 360-day year for actual days elapsed. Each determination of the Certificate Rate, the Commitment Fee and the Program Fee (and the components thereof) by the Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error.

     (e) In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Accrual Period when not funding at the CP Rate the Agent shall have determined that dollar deposits in the principal amounts of the related LIBOR Rate Tranche are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to any Series 1999-1 Certificateholder or Program Support Provider of making or maintaining such LIBOR Rate Tranche during such Accrual Period, or that reasonable means do not exist for ascertaining the Eurodollar Rate, the Agent shall, as soon as
                            ==========
practicable thereafter, give written or telecopy notice of such determination to the Transferor, the Servicer and the Series 1999-1 Certificateholders. In the event of any such determination, until the Agent shall have advised the Transferor, the Servicer and the Series 1999-1 Certificateholders that the circumstances giving rise to such notice no longer exist, any LIBOR Rate Tranche shall be deemed to be a Prime Rate Tranche. Each such determination by the Agent hereunder shall be conclusive absent manifest error.

     SECTION 1.9  Certificate Rate Limitation.  Notwithstanding anything herein
                  ---------------------------
to the contrary, if at any time any Certificate Rate, together with all fees, charges and other amounts which are treated as interest on the Series 1999-1 Certificates, under applicable law (collectively the "Charges"), shall exceed
                                                      -------
the maximum lawful rate (the "Maximum Rate") which may be contracted for,
                              ------------
charged, taken, received or reserved by the Series 1999-1 Certificateholders in accordance with the terms hereof, then such Certificate Rate, together with all Charges payable in respect of the Series 1999-1 Certificates, shall be limited to the Maximum Rate and, to the extent lawful, such Certificate Rate and Charges that would have been payable in respect of the Series 1999-1 Certificates, but were not payable as a result of the operation of this Section, shall be cumulated and the Certificate Rate and Charges payable to such Series 1999-1 Certificateholders in respect of other periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Series 1999-1 Certificateholders.

                                  ARTICLE II

                            AGREEMENT MODIFICATIONS

     SECTION 2.1  Agreement Modifications.

     The following terms of the Agreement are hereby modified only with respect to this Supplement and the Series 1999-1 Investor Certificates as follows:

     Section 2.05(c) is modified to add the phrase ", the Agent" after the phrase "any request of the Trustee" where it appears therein. The cost and expense of the Agent or its agents or representatives incurred in connection with any visit or examination described in Section 2.05(c) shall be the responsibility of the Transferor.

     Section 3.01(e) is modified to add the phrase "and the Series 1999-1 Certificateholders consent thereto" immediately before the period at the end of the second sentence thereof.

     Section 3.03 is modified by adding the following new paragraph (v) immediately after paragraph (u) thereof:

          (v)    No Material Adverse Change.  Since December 31, 1998 there has
                 --------------------------
     been no material adverse change in CompuCom's financial condition, business, properties or operations.

     Section 3.04(a) is modified to add the phrase "or the Agent" after the phrase "the Trustee" each place it appears in the first and second sentences thereof.

     Article III is modified by adding the following new Section 3.11 to the end
     -----------
thereof:

     Section 3.11  Program Costs.  So long as CompuCom is the Servicer, the
                   -------------
Servicer shall pay from its servicing compensation all Program Costs as they arise.

     Section 4.02 is modified to add the following:
     ------------

          (d)  Establishment of Trust Accounts.  (i)  The Trustee shall cause to
               -------------------------------
be established and maintained in the name of the Trustee, on behalf of the Trust, (x) for the benefit of the Series 1999-1 Certificateholders and (y) for the benefit, subject to the prior and senior interest of the Series 1999-1 Certificateholders, of the holder of the Transferor Certificate, (A) a subaccount of the Collection Account (the "Series 1999-1 Collection
                                           ------------------------
Subaccount"), which subaccount is the Series Collection Subaccount with respect to Series 1999-1; (B) two subaccounts of the Series 1999-1 Collection
Subaccount: (1) the Series 1999-1 Principal Collection Sub-subaccount, and (2) the Series 1999-1 Non-Principal Collection Sub-subaccount (respectively, the

"Series 1999-1 Principal Collection Sub-subaccount" and the "Series 1999-1 Non-
--------------------------------------------------           -----------------
Principal Collection Sub-subaccount"); (C) a subaccount of the Series 1999-1
-----------------------------------
Principal Collection Sub-subaccount (the "Series 1999-1 Principal Collection
                                          ----------------------------------
Subordinated Sub-subaccount"); and (D) a subaccount of the Series 1999-1 Non-
---------------------------
Principal Collection Sub-subaccount (the "Series 1999-1 Accrued Interest Sub-
                                          ----------------------------------
subaccount"). The subaccounts and sub-subaccounts established pursuant to this
----------
Section 4.02(d)(i) and listed on Schedule 2 attached to the Supplement with
------------------               ----------
respect to Series 1999-1 shall be referred to collectively as the "Trust
                                                                   -----
Accounts".  Each Trust Account shall bear a designation indicating that the
--------
funds deposited therein are held for the benefit of the Persons (and for each such Person, to the extent) set forth in clauses (x) and (y) above. The
                                         -----------     ---
Trustee, on behalf of the Series 1999-1 Certificateholders, shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Trust Accounts and in all proceeds thereof. The Trust Accounts shall be under the sole dominion and control of the Trustee for the exclusive benefit of the Persons (and, for each such Person to the extent) set forth in clauses (x) and (y) above.
                         -----------     ---

     (ii) All Eligible Investments in the Trust Accounts shall be held by the Trustee, on behalf of the Series 1999-1 Certificateholders, for the exclusive benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (x) and (y) of Section 4.02(d)(i) above.  Funds on deposit in a Trust
-----------     ---    ------------------
Account shall, at the direction of the Servicer, be invested together with funds held in other Trust Accounts. After giving effect to any distribution to the Transferor pursuant to Section 4.04(c), amounts on deposit and available for
                       ---------------
investment in the Trust Accounts shall be invested by the Trustee at the written direction of the Servicer in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, so that funds will be available on or prior to the Business Day immediately preceding the related Payment Date. If the Trustee does not receive written direction from the Servicer, any such amounts on deposit shall be invested in the investments described in subclause (iv) of the definition of Eligible Investments.

     Section 4.03(a)(i) is modified in its entirety to read as follows:
     ------------------

          (i) The Servicer will allocate, pay or deposit all Collections with respect to the Receivables for each Business Day as described in this Article
                                                                      -------
IV. Except as provided below, no later than the Business Day following the receipt of any Collections (or, in the case of checks received directly by the Servicer, two Business Days after receipt), the Servicer shall deposit (or cause to be deposited) such Collections into the Concentration Account and shall allocate and transfer such Collections as required by Section 4.03(a)(ii) below.
                                                      -------------------
In the event a Servicer Default or an Early Amortization Event shall have occurred, the Servicer shall cause (unless the Control Party and the Servicer shall have agreed in writing that the Servicer need not comply with this sentence for the period or periods set forth in such agreement) all Collections to be remitted directly (without deposit into the Concentration Account) to the Collection Master Subaccount within two Business Days after receipt of such Collections.

     Section 4.04 is modified in its entirety to read as follows:
     ------------

     Section 4.04.  Daily Allocations.  (a)  The portion of Collections
                    -----------------
allocated to the Series 1999-1 Investor Certificates pursuant to this Article IV
                                                                      ----------
shall be allocated and distributed as set forth in this Article IV by the
                                                        ----------
Trustee based solely on the information provided it by the Servicer in the Daily Report (upon which the Trustee may conclusively rely unless otherwise notified by the Control Party).

     (b)(i) On each Business Day, (x) an amount equal to the Accrued Expense Amount for such day shall be transferred by the Trustee from the Series 1999-1 Collection Subaccount to the Series 1999-1 Non-Principal Collection Sub-subaccount and (y) an amount equal to the Monthly Interest Amount for such day shall be transferred by the Trustee from the Series 1999-1 Non-Principal Collection Sub-subaccount to the Series 1999-1 Accrued Interest Sub-subaccount.

     (ii)    Following the transfers pursuant to clause (i) above, on each
                                                 ----------
Business Day any remaining funds on deposit in the Series 1999-1 Collection Subaccount shall be transferred by the Trustee to the Series 1999-1 Principal Collection Sub-subaccount.

     (c)(i) On each Business Day during the Revolving Period (including Payment Dates), after giving effect to all allocations of Collections on such Business Day, amounts on deposit in the Series 1999-1 Principal Collection Sub-subaccount shall (but only to the extent that the Trustee has received a Daily Report which reflects the receipt of the Collections on deposit therein) be distributed as indicated on the Daily Report by the Trustee in the following order of priority:
(A) to any Successor Servicer, any Additional Servicing Fee due and arising, (B) to be retained in the Series 1999-1 Principal Collection Sub-subaccount to the extent the Series 1999-1 Target Receivables Amount exceeds the Series 1999-1 Allocated Receivables Amount;(C) to the Series 1999-1 Certificateholders to the extent of any Commitment Fees and Program Fees that were accrued and unpaid as of the previous Payment Date; (D) if CompuCom is not the Servicer, to the payment of all accrued and unpaid Program Costs; (E) to the Agent to the extent of any accrued and unpaid Article IV Costs; and (F) subject to the last sentence of Section 4.04(d), (x) to the Transferor in accordance with the directions contained in the Daily Report or (y) at the election of the Transferor by written notice to the Servicer, the Agent and the Trustee, (A) to be retained in the Series 1999-1 Principal Collection Sub-subaccount, an amount specified in such notice (which amount may be distributed at the direction of the Transferor) or (B) to the Series Principal Collection Sub-subaccount of another Series.

     (ii) On each Business Day during the Early Amortization Period (including Payment Dates) (after giving effect to all allocations of Collections on such Business Day and transfers pursuant to Sections 4.04(d) and (e)),
                                               ----------------     ----
amounts on deposit in the Series 1999-1 Principal Collection Sub-subaccount shall (but only to the extent that the Trustee has received a Daily Report which reflects the receipt of the Collections on deposit therein) be distributed as indicated on the Daily Report by the Trustee in the following order of priority:
(A) to any Successor Servicer, any Additional Servicing Fee due and arising, (B) to be retained in the Series 1999-1 Principal Collection Sub-subaccount, an amount up to the Series 1999-1 Aggregate Invested Amount; and (C) the remainder of such funds shall be distributed by the Trustee in accordance with clauses (B)
                                                                     -----------
through (E) of Section 4.04(c)(i) above.
        ---    ------------------
     (d) On each Business Day during the Early Amortization Period (including Payment Dates), the Trustee shall transfer from the Series 1999-1 Principal Collection Sub-subaccount to the Series 1999-1 Principal Collection Subordinated Sub-subaccount out of amounts deposited into the Series 1999-1 Principal Collection Sub-subaccount (prior to any withdrawal pursuant to Section 4.04(c)
                                                               ---------------
above) the product of (i) the Series 1999-1 Subordinated Percentage and (ii) the amount of funds deposited into the Series 1999-1 Principal Collection Sub-subaccount on such day (other than funds transferred to the Series 1999-1 Principal Collection Sub-subaccount pursuant to Section 4.04(e) below). Upon
                                                ---------------
termination of the Early Amortization Period, amounts remaining on deposit in the Series 1999-1 Principal Collection Subordinated Sub-subaccount shall be transferred to the Series 1999-1 Principal Collection Sub-subaccount to the extent of the Adjusted Invested Amount and the remainder shall be distributed in accordance with clauses (B) through (E) of Section 4.04(c)(i) above. The
                -----------         ---    ------------------
Trustee shall not distribute any funds from the Series 1999-1 Principal Collection Sub-subaccount and the Series 1999-1 Principal Collection Subordinated Sub-subaccount to the Transferor (x) if any Prospective Early Amortization Event has occurred and is continuing or (y) during the Early Amortization Period until the Adjusted Invested Amount has been reduced to zero and all other amounts owing under this Supplement have been paid in full.

     (e) On each Business Day (including Payment Dates) during the Early Amortization Period, the Trustee shall transfer from funds on deposit in the Series 1999-1 Principal Collection Subordinated Sub-subaccount to the Series 1999-1 Principal Collection Sub-subaccount an amount equal to the sum of (i) the product of (A) the

Invested Percentage and (B) the excess of (1) the Dilution Factors made and the Unpaid Balance of Ineligible Receivables designated since the prior Business Day minus (2) the amount deposited by the Transferor in the Series 1999-1 Principal Collection Sub-subaccount in respect of such Dilution Factors and Ineligible Receivables since the preceding Business Day and (ii) the product of (A) the Invested Percentage and (B) the Unpaid Balance of Receivables in the Trust which became Defaulted Receivables since the preceding Business Day (but in no event greater than the amount on deposit in the Series 1999-1 Principal Collection Subordinated Sub-subaccount).

     (f) The allocations to be made pursuant to this Section 4.04 are subject to
                                                     ------------
the provisions of Sections 2.04(c), 2.04(d), 12.01 and 12.02 of this Agreement.
                  ----------------  -------  -----     -----

     Section 4.05 is modified in its entirety to read as follows:
     ------------

     Section 4.05  Determination of Interest.  (a) The Monthly Interest Amount
                   -------------------------
shall be distributable with respect to the Series 1999-1 Investor Certificates on each Payment Date pursuant to Section 4.07.
                                 ------------

     (b) On each Payment Date, the Servicer shall determine the excess, if any (the "Payment Date Interest Shortfall"), of (A) the applicable Monthly Interest
      -------------------------------
Amount, over (B) the amount distributed to the Series 1999-1 Certificateholders
        ----
on such Payment Date in respect thereof. If the Payment Date Interest Shortfall with respect to any Payment Date is greater than zero, an additional amount

("Additional Interest") equal to the product, for the period beginning on such
---------------------
Payment Date until such Payment Date Interest Shortfall is repaid, of (A) a rate per annum equal to the Alternate Base Rate from time to time in effect during such period, (B) such Payment Date Interest Shortfall (or the portion thereof which has not been paid to the Series 1999-1 Certificateholders) and (C) the actual number of days in such period divided by 365, shall be payable as
                                     ------- --
provided herein with respect to the Series 1999-1 Investor Certificates on each Payment Date following such Payment Date to and including the Payment Date on which such Payment Date Interest Shortfall is paid in full to the Series 1999-1 Certificateholders.

     Section 4.06 is modified in its entirety to read as follows:
     ------------

     Section 4.06  Determination of Series 1999-1 Principal.  The amount
                   ----------------------------------------
distributable from the Series 1999-1 Principal Collection Sub-subaccount on each Payment Date during the Early Amortization Period shall be equal to the amount retained on deposit in such subaccount in accordance with Section 4.04(c)(ii) as
                                                          -------------------
of the last day of the related Settlement Period (such amount being the "Series
                                                                         ------
1999-1 Monthly Principal Payment" for such Payment Date); provided, that the
--------------------------------                          --------
Series 1999-1 Monthly Principal Payment on any Payment Date shall not exceed the Series 1999-1 Aggregate Invested Amount on such Payment Date.

     Section 4.07 is modified in its entirety to read as follows:
     ------------

     Section 4.07  Distributions.  (a)  On each Payment Date, the Servicer shall
                   -------------
direct the Trustee to distribute (and the Trustee shall distribute) to the Series 1999-1 Certificateholders, from amounts on deposit in the Series 1999-1 Accrued Interest Sub-subaccount to the extent funds are available, an amount equal to the sum of (i) the Monthly Interest Amount payable on such Payment Date, plus (ii) the amount of any Monthly Interest Amount previously due but not
      ----
distributed to the Series 1999-1 Certificateholders on a prior Payment Date,

plus (iii) the amount of any Additional Interest for such Payment Date and any
----
Additional Interest previously due but not distributed to the Series 1999-1 Certificateholders on a prior Payment Date; provided, however, that during the
                                            --------  -------
Early Amortization Period, no amounts will be distributed pursuant to clause
                                                                      ------
(iii) until repayment in full of the Series 1999-1 Aggregate Invested Amount and
-----
all Monthly Interest Amounts have been paid.

     (b) On each Payment Date, the Servicer shall direct the Trustee to apply (and the Trustee shall apply) funds on deposit in the Series 1999-1 Non-Principal Collection Sub-subaccount after the distributions referred to in

Section 4.07(a) on such Payment Date in the following order of priority to the
---------------
extent funds are available:

          (i) an amount equal to the Monthly Trustee Fee shall be paid to the Trustee;

          (ii) an amount equal to the Servicing Fee for the Accrual Period ending on such Payment Date shall be paid to the Servicer (less any amount payable to the Trustee pursuant to this Agreement or to a Lock-Box Bank or Wire Transfer Receipt Account Bank on account of customary fees and returned items which shall be paid to the Trustee or any Lock-Box Bank or Wire Transfer Receipt Account Bank); provided, that if CompuCom is the
                                          --------
     Servicer, the amounts required to be paid pursuant to clauses (iii) through
                                                           -------------
     (v) below shall be paid prior to the Servicing Fee;
     ---

          (iii) an amount equal to the Program Fee for the Accrual Period ending on such Payment Date, plus any portion of the Program Fee previously due but not distributed to the Agent, shall be paid to the Agent;

          (iv) an amount equal to the Commitment Fee for the Accrual Period ending on such Payment Date, plus any portion of the Commitment Fee previously due but not distributed to the Agent, shall be paid to the Agent; and

          (v) an amount equal to the Transition Costs shall be paid to any Successor Servicer.

     Any remaining amount on deposit in the Series 1999-1 Non-Principal Collection Sub-subaccount not applied pursuant to clauses (i) through (v) above
                                                  -----------         ---
shall be deposited
in the Transferor Collection Subaccount; provided, however, that during the
                                         --------  -------
Early Amortization Period, such remaining amounts shall be deposited in the Series 1999-1 Principal Collection Sub-subaccount for distribution in accordance with Section 4.07(c)(ii) below.
     -------------------

     (c)(i) On each Payment Date during the Revolving Period, the Servicer shall direct the Trustee to apply (and the Trustee shall apply) amounts on deposit in the Series 1999-1 Principal Collection Sub-subaccount in accordance with Section 4.04(c)(i);
     ------------------

     (ii) On each Payment Date during the Early Amortization Period, the Trustee will apply amounts retained on deposit in the Series 1999-1 Principal Collection Sub-subaccount pursuant to Section 4.04(c)(ii) as of the last day of
                                      -------------------
the related Settlement Period in the following order of priority:

          (1) an amount equal to the Additional Servicing Fee, if any, due and arising shall be distributed to the Successor Servicer;

          (2) an amount equal to the Series 1999-1 Monthly Principal Payment for such Payment Date shall be distributed to the Series 1999-1
     Certificateholders; and

          (3) the remaining amount on deposit in the Series 1999-1 Principal Collection Sub-subaccount as of the last day of the related Settlement Period shall be applied in accordance with clauses (B) through (E) of
                                                -----------         ---
     Section 4.04(c)(i).
     ------------------

     Article III is amended by adding the following section at the end thereof:
     -----------

     Section 7.04  Liabilities.  The Transferor agrees to pay, directly to the
                   -----------
injured party, subject to the next sentence, the entire amount of any losses, claims, damages or liabilities (other than those incurred by a 1999-1 Certificateholder as a result of defaults on the Receivables and other than any losses, claims, damages or liabilities arising out of the imposition by any taxing authority of any federal, state or local income or franchise taxes or any other taxes imposed on or measured by income (including any interest, penalties or additions with respect thereto) upon the Series 1999-1 Certificateholders including other Affected Parties (including any liabilities, costs or expenses with respect thereto) with respect to the Receivables not specifically indemnified or represented to hereunder) arising out of or based on the arrangements created by this Agreement or the actions of the Servicer taken pursuant to this Agreement or any Supplement. The Transferor agrees to pay, indemnify and hold harmless each Series 1999-1 Certificateholder, the Agent and the Trustee (and its officers, directors, employees and agents) against and from any and all such losses, claims, damages and liabilities except to the extent that they arise from the gross negligence or willful misconduct of the Trustee, the Agent or such Series 1999-1 Certificateholder. The provisions of this

Section 7.04 shall survive the termination of this Supplement.
------------

     Section 8.02 is amended by deleting the period at the end of paragraph (ii) thereof and substituting therefor "; and" and by adding a new paragraph (iii) as follows:

          (iii) the Series 1999-1 Certificateholders shall have consented thereto.

     Article IV is further amended by adding the following section:
     ----------

     Section 4.09  Transferor's or Servicer's Failure to Make a Deposit or
                   -------------------------------------------------------
Payment.  (a)  If the Servicer or the Transferor fails to make, or give
-------
instructions to make, any payment or deposit (other than as required by Section
                                                                        -------
2.04(d)) required to be made or given by the Servicer or Transferor,
-------
respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable Trust Account without instruction from the Servicer or Transferor. The Trustee shall be required to make any such payment or deposit hereunder only to the extent that the Trustee has sufficient information in a Daily Report, a Settlement Statement or other writing furnished by the Servicer or the Agent to allow the Trustee to determine the amount thereof. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment or deposit. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Transferor or the Servicer, as the case may be.

     Article IX is hereby modified as follows:
     ----------

     The following new subparagraphs are hereby inserted in Section 9.01:
                                                            ------------

          (ix) the average of the Sales-Based Dilution Ratios as of the three most recent Determination Dates shall exceed 7%;

          (x) the Series 1999-1 Allocated Receivables Amount is less than the Series 1999-1 Target Receivables Amount;

          (xi) CompuCom shall cease to own all of the outstanding capital stock of the Transferor, free and clear of all Liens, other than a Lien arising under the Credit Agreement;

          (xii) the Series 1999-1 Aggregate Invested Amount is not paid in full on the Scheduled Maturity Date;

          (xiii) the average of the Sales-Based Default Ratios as of the three most recent Determination Dates shall exceed 7%;

          (xiv)  a Purchase Termination Event shall occur and be continuing;

          (xv) any event that has had, or could reasonably be expected to have, a Material Adverse Effect shall occur and, solely in the case of a material adverse effect described in clause (i) of the definition thereof
                                          ----------
     with respect to CompuCom, such circumstance has continued for more than 90 days;

          (xvi) the Series 1999-1 Certificates are not rated at least "AA" by S&P on or before June 30, 1999; or

          (xvii) the Delinquency Ratio as of any Cut-Off Date shall exceed 10%; provided, however, that if the Series 1999-1 Allocated Receivables Amount
     --------  -------
     is at least 142% of the Series 1999-1 Aggregate Invested Amount on such Cut-Off Date, the circumstance described in this subparagraph (xvii) for such Cut-Off Date shall not constitute an Early Amortization Event; or

          (xviii) the average of the Delinquency Ratios as of the three most recent Determination Dates shall not exceed 15%.

     In clause (a) of Section 9.01, the phrase "subparagraphs (i), (ii) or
        ----------    ------------              -----------------  ----
(iii)" is deleted and the phrase "subparagraphs (i), (ii), (iii), (ix), (x),
-----                             -----------------  ----  -----  ----  ---
(xi), (xiii), (xiv) and (xvii)" is substituted therefor.
----  ------  -----     ------

     The following new clause (c) is hereby added to Section 9.01:
                       ----------                    ------------

     (c)  in the case of any event described in subparagraph (xii), an Early
                                                ------------------
Amortization Event with respect to Series 1999-1 shall occur without any notice or other action on the part of any Control Party or any Certificateholder immediately upon the occurrence of such event.

     Article X is hereby modified as follows:
     ---------

     Section 10.01 is hereby modified by deleting "or" after the semicolon at
     -------------
the end of clause (c), and adding the following new clauses (e) , (f) and (g):
           ----------                               ------------=     ====---

          (e) if, while CompuCom is the Servicer, at the end of the most recent fiscal quarter of CompuCom its Tangible Net Worth is less than the sum of
     (a) $120,000,000, plus (b) 75% of cumulative Consolidated Net Income for the period beginning on the Closing Date for the Series 1999-1 and ending on the date of calculation (provided that if Consolidated Net Income is less than zero for any Fiscal Year, or for the completed portion of the then-current Fiscal Year, Consolidated Net Income for such Fiscal Year or portion shall be deemed to be zero) plus (c) 100% of the net cash proceeds received by CompuCom after the Closing Date for the Series 1999-1 as a result of any offering of equity securities (or securities convertible into or exchangeable for equity securities) plus (d) an amount equal to the Tangible Net Worth of any Person that becomes a Subsidiary of CompuCom after the Closing Date for the Series 1999-1 or any Person (other than CompuCom or a Subsidiary) is merged with or consolidated with or into CompuCom or any Subsidiary after the Closing Date for the Series 1999-1 or any Person substantially all of the assets of which were acquired by CompuCom or any Subsidiary after the Closing Date for the Series 1999-1, in each case to the extent the purchase price paid therefor by CompuCom or the applicable Subsidiary is paid in equity securities of CompuCom or any Subsidiary.

          (f) A default shall have occurred and be continuing under the Credit Agreement or any instrument or agreement evidencing, securing or providing for the issuance of indebtedness for borrowed money in excess of $1,000,000 of, or guaranteed by, CompuCom or any Subsidiary thereof, which default is a payment default or if unremedied, uncured, or unwaived (with or without the passage of time or the giving of notice or both) would permit acceleration of the maturity of such indebtedness and such default shall have continued unremedied, uncured or unwaived for a period long enough to permit such acceleration; or any default under any agreement or instrument relating to the purchase of receivables of CompuCom or any Subsidiary thereof (other than this Agreement), if the effect of such default is to terminate, or permit the termination of, the commitment of any party to such agreement or instrument to purchase receivables or the right of CompuCom or such Subsidiary to reinvest in receivables the principal amount paid by any party to such agreement or instrument for an interest in receivables.

          (g) if CompuCom breaches the covenants of Section 8.16 hereof.
          === ==========================================================

       Section 10.01 is further modified to add the following after the last
       -------------
paragraph thereof:

     Notwithstanding anything to the contrary in this Agreement, during the continuance of an Early Amortization Event, the Control Party shall have the right (i) to deliver a Termination Notice and designate as a Successor Servicer a party of the Control Party's choice, which Successor Servicer shall be approved by the Trustee, which approval shall not be unreasonably withheld, and
(ii) to instruct the Trustee to take other actions acceptable to the Control Party in respect to the servicing of the Receivables, including (x) notification of Obligors, in substantially the form attached hereto as Exhibit B, and (y)
                                                          ---------
after consultation with CompuCom, initiation of lawsuits against Obligors solely with respect to Receivables which have not been paid for at least 90 days after the Due Date for such Receivables.

                                  ARTICLE III

                           DISTRIBUTIONS AND REPORTS

     SECTION 3.1  Distributions.  The Trustee shall distribute to the Agent by
                  -------------
wire transfer an amount equal to the amount to be distributed to the Series 1999-1 Certificateholders as contemplated by Section 5.01 of the Agreement by
                                             ------------
11:00 a.m. (New York City time) on each Payment Date in accordance with Section
                                                                        -------
8.4 hereof.
---

     SECTION 3.2  Reports, Statements and Notices.  In addition to their
                  -------------------------------
obligations under the Agreement, the Transferor and the Servicer agree as follows:

          (a) Daily Reports.  The Servicer shall provide the Agent with a Daily
              -------------
     Report on the same day that it provides the same to the Trustee in accordance with Section 3.04(b)(ii) of the Agreement. The Agent shall make
                     -------------------
     copies of the Daily Report available to the Series 1999-1
     Certificateholders at their reasonable request at the Agent's office in Pittsburgh, Pennsylvania.

          (b) Monthly Settlement Statements.  The Servicer shall provide the
              -----------------------------
     Agent with a Settlement Statement on the same day that it provides the same to the Trustee in accordance with Section 3.04(c) of the Agreement. The
                                       ---------------
     Agent shall forward a copy of each Settlement Statement to any Series 1999-1 Certificateholder upon request by such Series 1999-1 Certificateholder.

          (c) Early Amortization Event/Distribution of Principal Notices.  Upon
              ----------------------------------------------------------
     the occurrence of an Early Amortization Event with respect to Series

     1999-1, the Transferor or the Servicer, as the case may be, shall give prompt written notice thereof to the Trustee and the Agent within one Business Day of obtaining knowledge thereof. As promptly as reasonably practicable after its receipt of notice of the occurrence of any Early Amortization Event with respect to Series 1999-1, the Agent shall give notice thereof to each Series 1999-1 Certificateholder. In addition, two Business Days preceding each day on which a distribution of principal is to be made during the Early Amortization Period, the Servicer shall provide to the Agent and shall direct the Agent to send notice to each Series 1999-1 Certificateholder, which notice shall set forth the amount of principal to be distributed on the related date to the Series 1999-1 Certificateholders with respect to the outstanding Series 1999-1 Certificates.

          (d) Quarterly Financial Statements.  As soon as available and in any
              ------------------------------
     event within 46 days after the end of each of the first three quarters of each fiscal year CompuCom will furnish to the Agent and the Trustee (unless the following information is readily available on-line, in which case no copies need to be delivered unless requested by the Agent or the Trustee) copies of the financial statements of CompuCom and its Subsidiaries prepared on a consolidated basis, consisting of at least a balance sheet as at the close of such quarter and statements of earnings for such quarter and for the period from the beginning of the fiscal year to the close of such quarter, in each case in conformity with GAAP (except for footnote disclosures) and fairly presenting the consolidated financial position and results of operations of CompuCom and its Subsidiaries for such period, duly certified by the principal financial officer of CompuCom.

          (e) Annual Financial Statements.  As soon as available and in any
              ---------------------------
     event within 91 days after the end of each fiscal year CompuCom will furnish to the Agent and the Trustee (unless the following information is readily available on-line, in which case no copies need to be delivered unless requested by the Agent or the Trustee) copies of the audited financial statements of CompuCom and its Subsidiaries prepared on a consolidated basis, consisting of at least a balance sheet of CompuCom and its Subsidiaries for such year and statements of earnings for such fiscal year, in each case in conformity with GAAP and fairly presenting the consolidated financial position and results of operations of CompuCom and its Subsidiaries for such period, together with the report of its independent auditors on such financial statements.

          (f) Annual Holders' Tax Statement.  On or before January 31 of each
              -----------------------------
     calendar year, beginning with calendar year 2000, the Trustee shall deliver to the Paying Agent, which shall thereupon furnish to each Person who at any time during the preceding calendar year was a Series 1999-1 Certificateholder, a statement prepared by the Servicer containing the information as specified in Section 5.02(b) of the Agreement.
                                 ---------------

          (g) Litigation.  Each of Transferor and CompuCom will furnish to the
              ----------
     Agent, as soon as possible and in any event within three Business Days of Transferor's or CompuCom's actual knowledge thereof, notice of (i) any litigation, investigation or proceeding which may exist at any time which could be reasonably expected to have a Material Adverse Effect and (ii) any material adverse development in previously disclosed litigation.

          (h) Change in Credit and Collection Policy.  Each of the Transferor
              --------------------------------------
     and CompuCom will furnish to the Agent, prior to its effective date, notice of any material change in the Credit and Collection Policy.

          (i) Other Information.  Each of Transferor and CompuCom will furnish
              -----------------
     to the Agent copies of all other notices, requests and information furnished to the Trustee under the Agreement and such other information respecting the Receivables or the condition or operations, financial or otherwise, of CompuCom or the Transferor or any of its Affiliates as the Agent may from time to time reasonably request.


                                   ARTICLE IV

                            CHANGE IN CIRCUMSTANCES

     SECTION 4.1  Requirements of Law.  (a)  Notwithstanding any other provision
                  -------------------
herein, if after the Issuance Date the adoption of or any change in any law or in the interpretation or application thereof or compliance by any Series 1999-1 Certificateholder or other Affected Party with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

          (i) shall subject any Series 1999-1 Certificateholder or other Affected Party to any tax of any kind whatsoever with respect to the Transaction Documents or change the basis of taxation of payments to any Series 1999-1 Certificateholder or other Affected Party in respect thereof (except for Non-Excluded Taxes covered by Section 4.2 of this Supplement
                                               -----------
     and changes in the rate of taxes on the overall or branch net income of such Series 1999-1 Certificateholder or franchise taxes assessed in lieu of a tax on overall or branch net income of such Series 1999-1 Certificateholder);

          (ii) shall impose, modify or deem applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Series 1999-1 Certificateholder or other Affected Party;

and the result of any of the foregoing is to increase the cost to such Series 1999-1 Certificateholder or other Affected Party by an amount which such Series 1999-1 Certificateholder or other Affected Party deems to be material, of making, converting into, continuing or maintaining any portion of the Invested Amount, or providing funding or any commitment under any Program Support Agreement or to reduce any amount receivable hereunder or under any Program Support Agreement in respect thereof, then, in any such case, the Trustee will pay to such Series 1999-1 Certificateholder or such other Affected Party, as the case may be, upon written demand, from amounts otherwise distributable to the Transferor pursuant to Section 4.03(a)(ii) of the Agreement or pursuant to
                       -------------------
Section 4.04(c)(i) of this Supplement, such additional amount or amounts as will
------------------
compensate such Series 1999-1 Certificateholder or such other Affected Party, as the case may be, for such additional costs incurred or reduced amount receivable.

     (b) If any Series 1999-1 Certificateholder or other Affected Party shall have determined after the Issuance Date that the adoption of or any change in any law, rule, regulation or guideline regarding capital adequacy or in the interpretation, administration or application thereof, or compliance by such Series 1999-1 Certificateholder or other Affected Party or any corporation controlling such Series 1999-1 Certificateholder or other Affected Party with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall or would have the effect of reducing the rate of return on such Series 1999-1 Certificateholder's, such other Affected Party's or such corporation's capital as a consequence of its obligations hereunder or under any Program Support Agreement to a level below that which such Series 1999-1 Certificateholder, such other Affected Party or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Series 1999-1 Certificateholder's, such other Affected Party's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Series 1999-1 Certificateholder or such other Affected Party to be material, then from time to time, the Trustee shall promptly pay to such Series 1999-1 Certificateholder or such other Affected Party, as the case may be, upon written demand, from amounts otherwise distributable to the Transferor pursuant to Section 4.03(a)(ii) of the Agreement or pursuant to Section 4.04(c)(i) of
   -------------------                                 ------------------
this Supplement, such additional amount or amounts as will compensate such Series 1999-1 Certificateholder or such other Affected Party, as the case may be, for such reduction.

     (c) If any Series 1999-1 Certificateholder or other Affected Party becomes entitled to claim any additional amounts pursuant to Section 4.1(a) or (b)
                                                     --------------    ---
above, it shall promptly notify the Transferor (with a copy to the Agent) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section 4.1 submitted by such Series
                                            -----------
1999-1 Certificateholder or such other Affected Party to the Transferor (with a copy to the Agent and the Trustee) shall be conclusive in the absence of manifest error. The agreements in this Section 4.1 shall
                                        -----------
survive the termination of this Supplement and the Agreement and the payment of all amounts payable hereunder.

     (d) Failure or delay on the part of any Series 1999-1 Certificateholder or other Affected Party to demand compensation for any increased costs or reduction in amounts receivable or reduction in return on capital shall not constitute a waiver of such Person's right to demand such compensation. The protection of this Section 4.1 shall be available to each Series 1999-1 Certificateholder and
     -----------
each other Affected Party regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, agreement, guideline or other change or conditions which shall have occurred or been imposed.

     SECTION 4.2  Taxes.  (a)  All payments under this Supplement to the Agent
                  -----
or to any Series 1999-1 Certificateholder shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority ("Taxes"), excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Agent or any Series 1999-1 Certificateholder as a result of a present or former connection between the Agent or such Series 1999-1 Certificateholder and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Agent or such Series 1999-1 Certificateholder having executed, delivered or performed its obligations or received a payment under, or enforced, this Supplement). If any such non-excluded Taxes ("Non-
                                                                        ---
Excluded Taxes") are required to be withheld from any amounts payable to the
--------------
Agent or any Series 1999-1 Certificateholder hereunder, the amounts so payable to the Agent or such Series 1999-1 Certificateholder shall be increased by the Transferor to the extent necessary to yield to the Agent or such Series 1999-1 Certificateholder (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Supplement; provided, however, that the Transferor shall not be required to
            --------  -------
increase any such amounts payable to any Series 1999-1 Certificateholder that is not created in or organized under the laws of the United States of America or a state thereof if such Series 1999-1 Certificateholder fails to comply with the requirements of paragraph (c) of this Section 4.2. Whenever any Non-Excluded
                -------------         -----------
Taxes are paid by the Transferor as promptly as possible thereafter the Transferor shall send to the Agent for its own account or for the account of such Series 1999-1 Certificateholder, as the case may be, a certified copy of an original official receipt received by the Transferor showing payment thereof.
If the Transferor fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Transferor shall indemnify the Agent and the Series 1999-1 Certificateholders for any incremental taxes, interest or penalties that may become payable by the Agent or any Series 1999-1 Certificateholder as a result of any such failure; such indemnification shall be paid promptly by the Transferor upon receipt of a written demand from the

Agent or any such Series 1999-1 Certificateholder from amounts otherwise distributable to the Transferor pursuant to Section 4.03(a)(ii) of the Agreement
                                            -------------------
or pursuant to Section 4.04(c)(i) of this Supplement. The agreements in this
               ------------------
Section 4.2 shall survive the termination of this Supplement and the payment of
-----------
the Series 1999-1 Aggregate Invested Amount and all other amounts payable hereunder.

     (b) The Transferor will indemnify the Agent or any Series 1999-1 Certificateholder for the full amount of Non-Excluded Taxes (including any Non-Excluded Taxes imposed on amounts payable under this Section 4.2, but excluding
                                                     -----------
any Non-Excluded Taxes imposed with respect to any Series 1999-1 Certificateholder not organized under the laws of the United States of America or a state thereof if such Series 1999-1 Certificateholder fails to comply with the requirement of paragraph (c) of this Section 4.2) paid by the Agent or such
                                         -----------
Series 1999-1 Certificateholder and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; such indemnification shall be paid promptly by the Trustee upon receipt of a written demand therefor from the Agent or any such Series 1999-1 Certificateholder from amounts otherwise distributable to the Transferor pursuant to Section 4.03(a)(ii) of the
                                                      -------------------
Agreement or pursuant to Section 4.04(c)(i) of this Supplement.
                         ------------------

     (c) Each Series 1999-1 Certificateholder will, prior to the date on which the first interest payment on the Series 1999-1 Certificate is due to such holder:

          (i) deliver to the Transferor and the Agent (A) if such Series 1999-1 Certificateholder is created in or organized under the laws of a jurisdiction outside the United States, two duly completed copies of United States Internal Revenue Service Form 1001 or new Form W-8BEN or Internal Revenue Service Form 4224 or new Form W-8ECI, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, before the first Interest
                                                    =========================
     Payment Date (or in the case of an Acquiring Series 1999-1
     ============
     Certificateholder or an Initial Assignee, the date on which it acquires its
                       ======================
     interest);

          (ii) deliver to the Transferor and the Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Transferor; and

          (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Transferor or the Agent or as may be required to confirm the availability of any applicable exemption from United States Federal, state or local withholding taxes;

unless in any such case any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Series 1999-1 Certificateholder from duly completing and delivering any such form with respect to it and such Series 1999-1 Certificateholder so advises the Transferor and the Agent. Each Series 1999-1 Certificateholder so organized or incorporated shall be deemed to have certified at the time it first becomes a Series 1999-1 Certificateholder, and thereafter to the extent provided by law, (i) in the case of a Form 1001 or new Form W-8BEN or Form 4224 or new Form W-8ECI, that it is entitled to receive payments under the Agreement and this Supplement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Series 1999-1 Certificateholder or a Participant pursuant to Section 8.9 of this Supplement shall, upon the
                             -----------
effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section 4.2, provided that in the case
                                         -----------
of a Participant such Participant shall furnish all such required forms and statements to the Series 1999-1 Certificateholder from which the related participation shall have been purchased.

     (d) Notwithstanding anything to the contrary herein, each of the Agent, Servicer, Transferor or transferring Series 1999-1 Certificateholder shall be entitled to withhold any amount that it determines in its sole discretion is required to be withheld pursuant to Section 1446 of the Code and such amount shall be deemed to have been paid for all purposes of the Agreement.

          (e) Each Series 1999-1 Certificateholder and each beneficial owner of Series 1999-1 Certificates agrees that, with respect to all taxes set forth in

Section 3.07 of the Agreement, it will report its interest in the Series 1999-1
------------
Certificates in a manner consistent with the intended characterization as debt referred to in Section 3.07 of the Agreement.
               ------------

          (f) Each Participant which has complied with the provisions of Section
                                                                         -------
8.9(c) hereof shall be deemed to be a Series 1999-1 Certificateholder for
------
purposes of this Section 4.2.
                 -----------

     SECTION 4.3  Indemnity.  The Transferor and the Servicer severally agree to
                  ---------
indemnify each Series 1999-1 Certificateholder and each other Affected Party and to hold each Series 1999-1 Certificateholder and each other Affected Party harmless from any loss or expense which such Series 1999-1 Certificateholder or such other Affected Party may sustain or incur as a consequence of (a) default by the Transferor in drawing down the Increase Amount after the Transferor has given irrevocable notice requesting the same in accordance with the provisions of this Supplement or (b) default by the Transferor in making any prepayment in connection with a Decrease after the Transferor has given irrevocable notice thereof in accordance with the provisions of Section 1.6 of this Supplement or
                                             -----------
(c) the making of a prepayment of any portion of the Series 1999-1 Aggregate Invested Amount on any day other than a Payment Date regardless of cause (including commencement of the Early Amortization Period or issuance of a Series subsequent to Series 1999-1). Such indemnification may include an amount equal to the amount of interest which would have accrued on the amount so prepaid or not so borrowed for the period from the date of such prepayment or of such failure to borrow to the last day of the Accrual Period in each case at the applicable rate of interest provided for herein; provided that
                                                                  --------
any payments made by the transferor pursuant to this Section shall be made the Trustee promptly upon receipt of a written demand from such Series 1999-1 Certificateholder) or other Affected Person from amounts otherwise distributable to the Transferor pursuant to Section 4.03(a)(ii) of the Agreement or pursuant
                              -------------------
to Section 4.04(c)(i) of this Supplement; provided, further that to the extent
   ------------------                     --------
that any Series 1999-1 Certificateholder actually earns interest on the amount so prepaid during such Accrual Period and the Transferor pays the foregoing amount, such Series 1999-1 Certificateholder shall turn over such earned interest to the Transferor. This covenant shall survive the termination of this Supplement and the payment of all amounts payable hereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any Series 1999-1 Certificateholder or other Affected Person to the Transferor, the Servicer, the Agent and the Trustee shall be conclusive absent manifest error.

     SECTION 4.4  Limitation.  The obligations of the Transferor under this
                  ----------
Article IV shall be limited by Section 8.12 of this Supplement.
----------                     ------------


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     SECTION 5.1  Representations and Warranties of the Transferor and the
                  --------------------------------------------------------
Servicer.  The Transferor and the Servicer each hereby represents and warrants
--------
to the Trustee, the Agent and each of the Series 1999-1 Certificateholders that each and every of their respective representations and warranties contained in the Agreement is true and correct in all material respects as of the Issuance Date and as of the date of each Increase, it being understood and agreed that, notwithstanding any other provision hereof, any limitation of remedies set forth in the Agreement with respect to any breach of any such representations and warranties are incorporated by reference herein.

     SECTION 5.2  Obligations Unaffected.  The obligations of the Transferor and
                  ----------------------
the Servicer to the Agent and the Series 1999-1 Certificateholders under this Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the Receivables or any sale of any of the Receivables.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

     SECTION 6.1  Conditions Precedent to Effectiveness of Supplement.  This
                  ---------------------------------------------------
Supplement will become effective on the date (the "Effective Date") on which the
                                                   --------------
following conditions precedent have been satisfied:

          (a) Documents.  The Agent shall have received (i) an original
              ---------
     counterpart of this Supplement executed by the other parties hereto and
     (ii) a photocopy of the other Transaction Documents executed by the parties thereto.

          (b) Corporate Documents; Corporate Proceedings of the Transferor and
              ----------------------------------------------------------------
     Servicer.  The Agent shall have received from the Transferor and the
     --------
     Servicer complete copies of:

               (i) the certificate of incorporation including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State of Delaware;

               (ii) a certificate of the Secretary or Assistant Secretary of such Person dated the Issuance Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Person, as in effect on the Issuance Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that
                                                   ----------
          attached thereto is a true and complete copy of the resolutions in form and substance reasonably satisfactory to the Agent, of the Board of Directors of such Person or committees thereof authorizing the execution, delivery and performance of the Transaction Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (C) that the certificate of incorporation of such Person has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (c) below and (D) as
                                                    ----------
          to the incumbency and specimen signature of each officer executing this Supplement or any other document delivered in connection herewith on behalf of such Person; and

               (iii) a certificate of another officer as the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.
                                      -----------

          (c) Good Standing Certificates.  The Agent shall have received copies
              --------------------------
     of certificates of good standing, dated as of a recent date from the

     Secretary of State or other appropriate authority, with respect to each of the Transferor and the Servicer in Delaware and Texas.

          (d) Filings, Registrations and Recordings.  Any documents (including,
              -------------------------------------
     without limitation, financing statements) required to be filed in order (i) to perfect the sale of the Receivables by CompuCom to the Transferor pursuant to the Receivables Contribution and Sale Agreement and (ii) to create, in favor of the Trustee, a perfected ownership/security interest in the Trust Assets under the Agreement with respect to which an ownership/security interest may be perfected by a filing under the UCC or other comparable statute shall, in each case, have been properly prepared and executed for immediate filing or have been filed in each necessary public office and such filings are the only filings required in order to perfect the sale of the Receivables to the Transferor under the Receivables Contribution and Sale Agreement or to the Trust under the Agreement, as the case may be, in such jurisdictions. The Agent shall have received evidence reasonably satisfactory to it of each such filing, registration or recordation and reasonably satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto.

          (e) Lien Searches.  The Agent shall have received the results of a
              -------------
     recent search by a Person satisfactory to the Agent, of UCC and other filings with respect to the Transferor and CompuCom.

          (f) Legal Opinions.  The Agent shall have received opinions of counsel
              --------------
     to the Transferor and the Servicer, dated the Issuance Date, as to corporate, tax, bankruptcy, perfection and other matters in form and substance reasonably acceptable to the Agent and its counsel.

          (g) Fee Letter.  The Agent shall have received the Fee Letter duly
              ----------
     executed by the Transferor and CompuCom, and any fees required to be paid on or before the Issuance Date shall have been paid in full.

          (h) Liquidity Agreement.  The Liquidity Loan Agreement shall have been
              -------------------
duly executed and delivered by the parties thereto.

          (i) Settlement Statement.  A Settlement Statement as of April 30,
              --------------------
1999, or the most recently available if April 30, 1999 data is not reasonably
                                                       =======
available.

          (j) Terminations.  Executed terminations/reconveyances evidencing
              ------------
release/relinquishment of all prior creditors and Enterprise Funding Corp. of all interest in the Receivables and other Trust Assets.

                                  ARTICLE VII

                                   THE AGENT

     SECTION 7.1  Appointment.  Each Series 1999-1 Certificateholder hereby
                  -----------
irrevocably designates and appoints the Agent as the agent of such Series 1999-1 Certificateholder under this Supplement and each such Series 1999-1 Certificateholder irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Supplement and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Supplement, together with such other powers as are reasonably incidental thereto. Each Series 1999-1 Certificateholder hereby irrevocably designates and appoints the Agent to receive any payments relating to the Series 1999-1 Certificates on its behalf. Notwithstanding any provision to the contrary elsewhere in this Supplement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Series 1999-1 Certificateholder, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Supplement or otherwise exist against the Agent.

     SECTION 7.2  Delegation of Duties.  The Agent may execute any of its duties
                  --------------------
under this Supplement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel (who may be counsel for the Transferor or the Servicer), independent public accountants and other experts selected by it concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     SECTION 7.3  Exculpatory Provisions.  Neither the Agent nor any of its
                  ----------------------
officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Agreement or this Supplement (x) with the consent or at the request of the Majority Series 1999-1 Certificateholders or
(y) in the absence of its own gross negligence or willful misconduct or (ii) responsible in any manner to any of the Series 1999-1 Certificateholders for any statements, representations or warranties made by the Transferor, CompuCom, the Servicer or any officer thereof contained in this Supplement or any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Supplement or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Supplement or any other Transaction Document or for any failure of the Transferor, CompuCom or the Servicer to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Series 1999-1 Certificateholder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Supplement or any other Transaction Document, or to inspect the properties, books or records of the Transferor, CompuCom or the Servicer.

     SECTION 7.4  Reliance by Agent.  The Agent shall be entitled to rely, and
                  -----------------
shall be fully protected in relying, upon any Certificate, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Transferor or the Servicer), independent accountants and other experts selected by the Agent and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. The Agent may deem and treat the payee of any Certificate as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Supplement or any other Transaction Document unless it shall first receive such advice or concurrence of the Majority Series 1999-1 Certificateholders as it deems appropriate or it shall first be indemnified to its satisfaction by the Series 1999-1 Certificateholders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Supplement and the other Transaction Documents in accordance with a request of the Majority Series 1999-1 Certificateholders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Series 1999-1 Certificateholders.

     SECTION 7.5  Notice of Servicer Default or Early Amortization Event or
                  ---------------------------------------------------------
Prospective Early Amortization Event.  The Agent shall not be deemed to have
------------------------------------
knowledge or notice of the occurrence of any Servicer Default with respect to the Servicer or any Early Amortization Event or Prospective Early Amortization Event hereunder unless the Agent has received written notice from a Series 1999-1 Certificateholder, the Transferor or the Servicer referring to the Agreement or this Supplement, describing such Servicer Default or Early Amortization Event or Prospective Early Amortization Event and stating that such notice is a "notice of a Servicer Default with respect to the Servicer" or a "notice of an Early Amortization Event or Prospective Early Amortization Event", as the case may be. In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Series 1999-1 Certificateholders, the Trustee, the Transferor and the Servicer. Subject to the provisions of the Agreement, the Agent shall take such action with respect to such Servicer Default or Early Amortization Event or Prospective Early Amortization Event as shall be reasonably directed by the Majority Series 1999-1 Certificateholders, provided
                                                                      --------
that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Servicer Default or Early Amortization Event or Prospective Early Amortization Event as it shall deem advisable in the best interests of the Series 1999-1 Certificateholders.

     SECTION 7.6  Non-Reliance on Agent and Other Series 1999-1
                  ---------------------------------------------
Certificateholders.  Each Series 1999-1 Certificateholder expressly
------------------
acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Transferor, CompuCom or the Servicer, shall be deemed to constitute any representation or warranty by the Agent to any Series 1999-1 Certificateholder. Each Series 1999-1 Certificateholder represents to the Agent that it has, independently and without reliance upon the Agent or any other Series 1999-1 Certificateholder, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Transferor, CompuCom and the Servicer and made its own decision to enter into this Supplement. Each Series 1999-1 Certificateholder also represents that it will, independently and without reliance upon the Agent or any other Series 1999-1 Certificateholder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Supplement and the other Transaction Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Transferor, CompuCom and the Servicer. Except for notices, reports and other documents expressly required to be furnished to the Series 1999-1 Certificateholders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Series 1999-1 Certificateholder with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Transferor, CompuCom or the Servicer which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     SECTION 7.7  Indemnification.  The Series 1999-1 Certificateholders agree
                  ---------------
to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Transferor and the Servicer and without limiting the obligation of the Transferor and the Servicer to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought (or, if indemnification is sought after the Commitment Termination Date, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Commitments, this Supplement any of the other Transaction Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Series 1999-1
                                            --------
Certificateholder shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.

     SECTION 7.8  Agent in Its Individual Capacity.  The Agent and its
                  --------------------------------
Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Transferor, the Servicer, CompuCom or any of their Affiliates as though the Agent were not the Agent hereunder. With respect to any Series 1999-1 Certificate held by the Agent, the Agent shall have the same rights and powers under this Supplement and the other Transaction Documents as any Series 1999-1 Certificateholder and may exercise the same as though it were not the Agent, and the terms "Series 1999-1 Certificateholder" and "Series 1999-1 Certificateholders" shall include the Agent in its individual capacity.

     SECTION 7.9  Successor Agent.  The Agent may resign as Agent upon 10 days'
                  ---------------
notice to the Series 1999-1 Certificateholders. If the Agent shall resign as Agent under this Supplement, then the Majority Series 1999-1 Certificateholders shall appoint from among the Series 1999-1 Certificateholders a successor agent for the Series 1999-1 Certificateholders, which successor agent shall be approved by the Transferor, the Control Party and the Servicer (which approval shall not be unreasonably withheld). Each such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" means such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any other Person. After any retiring Agent's resignation as Agent, the provisions of this
Article VII shall inure to its benefit as to any actions taken or omitted to be
-----------
taken by it while it was Agent under this Supplement.


                                  ARTICLE VIII

                                 MISCELLANEOUS

     SECTION 8.1  Ratification of Agreement.  As supplemented by this
                  -------------------------
Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

     SECTION 8.2  Governing Law.  THIS SUPPLEMENT SHALL BE GOVERNED BY AND
                  -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 8.3  Further Assurances.  Each of the Transferor, the Servicer and
                  ------------------
the Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments reasonably requested by the Agent (i)
                                                                          ===
more fully to effect the purposes of this Supplement, including in the case of the Transferor and the Servicer, the execution of any UCC financing statements or similar documents or notices or continuation statements relating to the Receivables and the other Trust Assets for filing under the provisions of the UCC of any applicable jurisdiction; and (ii) to facilitate the transfer of the
                                  ============================================
Series 1999-1 Certificate by the Initial Certificateholder to Market Street
===========================================================================
Funding Corporation, and the confirmation of outstanding commercial paper
=========================================================================
ratings by the Rating Agencies, including, in the case of the Transferor and the
================================================================================
Servicer, the execution and delivery of such opinions, certificates or other
============================================================================
documents as may reasonably by requested by the Initial Certificateholder.
=========================================================================

     SECTION 8.4  Payments.  Each payment to be made hereunder to the Agent
                  --------
shall be made on the required payment date in lawful money of the United States and in immediately available funds to such account or accounts as the Agent shall designate in writing to the Trustee. On each Payment Date or other date specified herein, the Agent shall remit in like funds to each Series 1999-1 Certificateholder its applicable pro rata share (based on each such Series 1999-
                                 --- ----
1 Certificateholder's Invested Amount) of each such payment received by the Agent for the account of the Series 1999-1 Certificateholders (it being understood that pursuant to the Agreement as set forth in this Supplement, certain payments may be made to a particular Series 1999-1 Certificateholder rather than pro rata to all Series 1999-1 Certificateholders).

     SECTION 8.5  Costs and Expenses.  The Transferor and the Servicer agree
                  ------------------
severally to pay all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, reasonable fees and disbursements of counsel to the Agent) in connection with (i) the preparation, execution and delivery of this Supplement and amendments or waivers of any Transaction Documents and (ii) the enforcement by the Agent of the obligations and liabilities of the Transferor and the Servicer under the Agreement or this Supplement (unless such enforcement is finally denied on the merits by a court having jurisdiction over such matter); provided that any payments made by the Transferor pursuant to this
              --------
Section shall be made solely from funds available to the Transferor which are not otherwise needed to be applied to the payment of any amounts pursuant to the Agreement or any Supplement and shall not constitute a claim against the Transferor to the extent that insufficient funds exist to make such payment.

     SECTION 8.6  No Waiver; Cumulative Remedies.  No failure to exercise and no
                  ------------------------------
delay in exercising, on the part of the Trustee, the Agent or any Series 1999-1 Certificateholder, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     SECTION 8.7  Severability.  If any provision hereof is void or
                  ------------
unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

     SECTION 8.8  Notices.  (a)  All notices, requests and demands to or upon
                  -------
any party hereto to be effective shall be given (i) in the case of the Transferor, the Servicer and the Trustee, in the manner set forth in Section
                                                                     -------
13.05 of the Agreement and (ii) in the case of the Agent and each Series 1999-1
-----
Certificateholder, in writing (including a confirmed transmission by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, one Business Day after being sent by overnight courier or, in the case of telecopy notice, when received, (A) in the case of the Agent and the Initial Series 1999-1 Certificateholder, at their respective addresses set forth in Schedule 8.8; or (B) to such other address as may be
                       ------------
hereafter notified by the respective parties hereto.

     (b) All instructions given by the Servicer to the Trustee pursuant to this Supplement shall be in writing, and may be included in a Daily Report or Settlement Statement.

     SECTION 8.9  Successors and Assigns.  (a)  This Supplement shall be binding
                  ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither the Transferor nor the Servicer may assign or transfer any of its rights under this Supplement without the prior written consent of the Control Party.

     (b) Any Series 1999-1 Certificateholder may, upon the satisfaction of all applicable requirements under the Agreement (including Section 6.03), in the
                                                       ------------
ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities

("Participants") participations in its Series 1999-1 Certificate and its rights
  ------------
hereunder pursuant to documentation in form and substance satisfactory to such Series 1999-1 Certificateholder and the Participant. In the event of any such sale by a Series 1999-1 Certificateholder to a Participant, such Series 1999-1 Certificateholder's obligations under this Supplement shall remain unchanged and such Series 1999-1 Certificateholder shall remain solely responsible for the performance thereof. The Transferor agrees that each Series 1999-1 Certificateholder is entitled, in its own name, to enforce for the benefit of, or as agent for, any Participant any and all rights, claims and interest of such Participant in respect of the Trust and the Transferor's obligations under this Supplement. A Participant shall have the right to receive Article IV Costs (other than amounts payable under Section 4.2 of this Supplement) but only to
                                  -----------
the extent that the related selling Series 1999-1

Certificateholder would have had such right absent the sale of the related participation. The Trustee shall have no liability with respect to any Participant.

     (c) The Initial Series 1999-1 Certificateholder may freely assign or transfer its Certificate to Market Street Funding Corporation or any other CP Conduit (an "Initial Assignee") of which an affiliate of PNC Bank Corp. serves
        =======================                                    =====
as agent or administrator without regard to any restrictions in this Agreement. Any Series 1999-1 Certificateholder may, upon satisfaction of all applicable requirements of the Agreement (including Section 6.03, provided that, in the
                                         ------------  --------
case of any assignment to a Program Support Provider, no Opinion of Counsel or representation letter shall be required to be delivered) as amended by this Supplement, in the ordinary course of its business and in accordance with applicable law, at any time sell all or any part of its rights and obligations under this Supplement and the related Series 1999-1 Certificate to (i) its Affiliates or to any other Series 1999-1 Certificateholder, (ii) upon prior written notice to the Agent, one or more of its Program Support Providers and
(iii) with the prior written consent of the Agent and, unless an Early Amortization Event has occurred and is continuing, the Transferor, which consent shall not be unreasonably withheld, one or more banks or other entities (an "Acquiring Series 1999-1 Certificateholder"), in each case (other than an
------------------------------------------
assignment to a Program Support Provider) pursuant to a commitment transfer supplement, substantially in the form of Exhibit C to this Supplement (the
                                         ---------
"Commitment Transfer Supplement"), executed by such Acquiring Series 1999-1
-------------------------------
Certificateholder, such assigning Series 1999-1 Certificateholder, the Agent and, in the case of clause (iii) above, the Transferor (if the Transferor's
                    ------------
consent is required), and delivered to the Agent for its acceptance and recording in the Register. Upon such execution, delivery, acceptance and recording, from and after the Transfer Issuance Date determined pursuant to such Commitment Transfer Supplement, (x) the Acquiring Series 1999-1 Certificateholder thereunder shall be deemed to be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Series 1999-1 Certificateholder hereunder with a Commitment as set forth therein and (y) the transferring Series 1999-1 Certificateholder thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Supplement. Such Commitment Transfer Supplement shall be deemed to amend this Supplement (including Schedule
                                                                        --------
1 attached hereto) to the extent, and only to the extent, necessary to reflect
-
the addition of such Acquiring Series 1999-1 Certificateholder as a "Series 1999-1 Certificateholder" party to this Supplement and the resulting adjustment of Commitment Percentages arising from the purchase by such Acquiring Series 1999-1 Certificateholder of all or a portion of the rights and obligations of such transferring Series 1999-1 Certificateholder under this Supplement and the Series 1999-1 Certificates. Any Series 1999-1 Certificateholder may pledge, or grant a security interest in, its rights hereunder to, or for the benefit of, any Program Support Provider.

     (d) The Agent shall maintain at its address referred to in Section 8.8 of
                                                                -----------
this Supplement a copy of each Commitment Transfer Supplement delivered to it.

     (e) Upon its receipt of a Commitment Transfer Supplement executed by a transferring Series 1999-1 Certificateholder and an Acquiring Series 1999-1 Certificateholder, the Agent shall (i) promptly accept such Commitment Transfer Supplement, (ii) on the Transfer Issuance Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Series 1999-1 Certificateholders, the Servicer, the Transferor and the Trustee and (iii) prepare a revised Schedule 1
                                                                     ----------
to this Supplement in order to reflect the reduced Commitment of the applicable transferring Series 1999-1 Certificateholder and the new or increased Commitment of the applicable Acquiring Series 1999-1 Certificateholder, and Schedule 1 of
                                                                 ----------
this Supplement shall be deemed to be automatically superseded by such revised
Schedule 1 and the Agent shall distribute such revised Schedule 1 promptly to
----------                                             ----------
the Transferor, the Servicer, the Trustee and each Series 1999-1 Certificateholder.

     (f) The Transferor and the Servicer each authorizes each Series 1999-1 Certificateholder to disclose to any Participant or Acquiring Series 1999-1 Certificateholder (each, a "Transferee") and any prospective Transferee any and
                            ----------
all financial information in such Series 1999-1 Certificateholder's possession concerning the Transferor, the Servicer or the Receivables which has been delivered to such Series 1999-1 Certificateholder by the Transferor or the Servicer pursuant to this Supplement or which has been delivered to such Series 1999-1 Certificateholder by or on behalf of the Transferor in connection with such Series 1999-1 Certificateholder's credit evaluation of the Transferor, the Servicer, the Trust and the Trust Assets prior to becoming a party to this Supplement; provided, however, if any such information is subject to a
            --------  -------
confidentiality agreement between such Series 1999-1 Certificateholder and the Transferor or the Servicer, the Transferee or prospective Transferee shall have agreed to be bound by the terms and conditions of such confidentiality agreement and, if the Transferor's consent is required pursuant to paragraph (c) above,
                                                         -------------
the Transferor has so consented to such Acquiring Series 1999-1 Certificateholders.

     (g) If, pursuant to this Section, any interest in this Supplement or the Series 1999-1 Certificates is transferred to any Transferee which is created in or organized under the laws of any jurisdiction other than the United States or any State thereof, the transferring Series 1999-1 Certificateholder shall cause such Transferee, concurrently with the effectiveness of such transfer, (i) to represent to the transferring Series 1999-1 Certificateholder (for the benefit of the transferring Series 1999-1 Certificateholder, the Agent, the Transferor and the Servicer) that under applicable law and treaties no taxes will be required to be withheld by the Agent, the Transferor, the Servicer or the transferring Series 1999-1 Certificateholder with respect to any payments to be made to such Transferee in respect of the Series 1999-1 Certificates, (ii) to furnish to the transferring Series 1999-1 Certificateholder (and, in the case of any Acquiring Series 1999-1 Certificateholder not registered in the Register, the Agent and the Transferor) either U.S. Internal Revenue Service Form 4224 or new Form W-8ECI or U.S. Internal Revenue Service Form 1001 or new Form W-8BEN (wherein such Transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder), (iii) to agree (for the benefit of the transferring Series 1999-1 Certificateholder, the Agent, the Transferor and the Servicer) to provide the transferring Series 1999-1 Certificateholder (and, in the case of any Acquiring Series 1999-1 Certificateholder not registered in the Register, the Agent, the Transferor and the Servicer) a new Form 4224 or Form W-8ECI or Form 1001 or Form W-8BEN upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption unless any change in treaty, law or regulation has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable or which would prevent such Participant from duly completing and delivering any such form with respect to it and such Participant so advises that transferring Series 1999-1 Certificateholder, the Transferor and the Agent; provided, that such failure to
                                                 --------
provide such forms does not have a material adverse effect on the Transferor, the Servicer or the Trust.

     SECTION 8.10  Counterparts.  This Supplement may be executed in any number
                   ------------
of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

     SECTION 8.11  Adjustments.  If any Series 1999-1 Certificateholder (a
                   -----------
"Benefitted Series 1999-1 Certificateholder") shall at any time receive in
-------------------------------------------
respect of its Invested Amount any distribution of principal, interest, Commitment Fees, Program Fees or other fees, or any interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise) in a greater proportion than any such distribution received by any other Series 1999-1 Certificateholder, if any, in respect of such other Series 1999-1 Certificateholder's Invested Amount, or interest thereon, such Benefitted Series 1999-1 Certificateholder shall purchase for cash from the other Series 1999-1 Certificateholders such portion of each such other Series 1999-1 Certificateholder's interest in the Series 1999-1 Certificates, or shall provide such other Series 1999-1 Certificateholders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Series 1999-1 Certificateholder to share the excess payment or benefits of such collateral or proceeds ratably with each of the Series 1999-1 Certificateholders; provided, however, that if all or any portion of such excess
                    --------  -------
payment or benefits is thereafter recovered from such Benefitted Series 1999-1 Certificateholder, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Transferor agrees that each Series 1999-1 Certificateholder so purchasing a portion of the Series 1999-1 Certificateholders' Interest may exercise all rights of payment (including rights of set-off) with respect to such portion as fully as if such Series 1999-1 Certificateholder were the direct holder of such portion.

     SECTION 8.12  Limitation of Payments by Transferor.  Notwithstanding any
                   ------------------------------------
other provision of the Agreement or this Supplement (but subject to Section 7.04
                                                                    ------------
of the Agreement), the Transferor's obligations under the Agreement and this Supplement shall be limited to the funds available to the Transferor which have been properly distributed to the Transferor pursuant to the Agreement and any Supplement and neither the Agent nor any Series 1999-1 Certificateholder shall have any actionable claim against the Transferor for failure to satisfy such obligation because it does not have funds available therefor from amounts properly distributed.

     SECTION 8.13  No Bankruptcy Petition.  The Agent and each Series 1999-1
                   ----------------------
Certificateholder hereby covenants and agrees that, prior to the date which is one year and one day after the later of (i) the last day of the Early Amortization Period and (ii) the last day of the amortization period or early amortization period of any other outstanding Series, it will not institute against, or join any other Person in instituting against, the Transferor or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law. Each of the Transferor, the Servicer, the Agent and the Trustee hereby covenants and agrees that, prior to the date that is one year and one day after all indebtedness of the Initial Series 1999-1 Certificateholder or any Series 1999-1 Certificateholder that is a CP Conduit is paid in full, it will not institute against, or join any other Person in instituting against, the Initial Series 1999-1 Certificateholder or such CP Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under any federal or state bankruptcy or similar law. The Initial Series 1999-1 Certificateholder and each other Series 1999-1 Certificateholder that is a CP Conduit, shall have no obligation to pay any amounts payable by it hereunder or under any other Transaction Document (collectively, "Expense Claims"), and such Expense Claims shall not constitute a claim, as defined in (S)101 of the United States Bankruptcy Reform Act of 1978 (11 U.S.C. (S)101, et seq.), as amended against such Series 1999-1 Certificateholder unless or until such Series 1999-1 Certificateholder has received amounts sufficient to pay such Expense Claims and such amounts are available to pay such Expense Claims pursuant to such Series 1999-1 Certificateholder's program documentation.

     SECTION 8.14  The Trustee.  The Trustee shall not be responsible in any
                   -----------
manner whatsoever for or in respect of the validity or sufficiency of this Supplement or for or in respect of the Preliminary Statement contained herein, which Preliminary Statement is made solely by the Transferor.

     SECTION 8.15  Consent to Jurisdiction . EACH OF THE SERVICER AND THE
                   -----------------------
TRANSFEROR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE AGREEMENT OR THIS SUPPLEMENT AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN

CONNECTION WITH SUCH LITIGATION. EACH OF THE SERVICER AND THE TRANSFEROR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH OF THE SERVICER AND THE TRANSFEROR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT EITHER THE SERVICER OR THE TRANSFEROR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OF THE TRANSFEROR AND THE SERVICER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE AGREEMENT OR THIS SUPPLEMENT.

     SECTION 8.16  Credit Agreements.  CompuCom agrees that it shall not enter
     ==============-----------------
into any credit facility or similar agreement (including the Credit Agreement or any amendment to any of them) with any lender unless (i) the Agent shall have informed CompuCom that such agreement is reasonably acceptable to the Agent and
(ii) such credit facility or similar agreement does not provide for or result in any lien on behalf of, or interest in favor of, the lenders thereunder or any other Person in the Trust Assets.


                                   ARTICLE IX

                                  DEFINITIONS

     SECTION 9.1  Definitions.  The following words and phrases shall have the
                  -----------
following meanings with respect to Series 1999-1 and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

     "Accrual Period" means the period from and including a Payment Date to but
      --------------
excluding the next Payment Date; provided that the first Accrual Period will be
                                 --------
the period from and including the Issuance Date to but excluding the next Payment Date.

     "Accrued Expense Amount" means, for each Business Day during an Accrual
      ----------------------
Period, the sum of (i) the portion of the Monthly Interest Amount allocable to such Business Day, (ii) one-fifth of the Servicing Fee due on the succeeding Payment Date

(in the aggregate up to such Servicing Fee), (iii) the Program Fee for such Business Day, (iv) the portion of the Monthly Trustee Fee and Transition Costs allocable to such Business Day and (v) the Commitment Fee for such Business Day; provided, however, that if by the fifth Business Day of an Accrual Period, the
--------  -------
entire amount of (A) the Monthly Interest Amount, (B) the Servicing Fee, (C) the Program Fee, (D) the Monthly Trustee Fee and Transitions Cost and (E) the Commitment Fee, in each case for such Accrual Period, shall not have been transferred to the Series 1999-1 Non-Principal Collection Sub-subaccount, the Accrued Expense Amount for such Business Day (and each Business Day thereafter until paid) shall also include the amount of such shortfall.

     "Acquiring Series 1999-1 Certificateholder" shall have the meaning assigned
      -----------------------------------------
in Section 8.9(c) of this Supplement.
   --------------

     "Additional Interest" has the meaning specified in Section 4.05(b) of the
      -------------------                               ---------------
Agreement as set forth in this Supplement.

     "Additional Servicing Fee" for each Accrual Period means, if CompuCom is
      ------------------------
not the Servicer and the Servicing Fee Percentage exceeds 0.50%, the excess of
(a) the Servicing Fee (calculated as if clause (ii) of the definition of
                                        -----------
Servicing Fee did not include the words "as in effect on the Issuance Date") over (b) the Servicing Fee (calculated without changing clause (ii) of the
                                                        -----------
definition of Servicing Fee).

     "Adjusted Invested Amount" means, on any day the Series 1999-1 Aggregate
      ------------------------
Invested Amount at the close of business on such day minus the amount on deposit
                                                     -----
in the Series 1999-1 Principal Collection Sub-subaccount (after giving effect to any withdrawal therefrom).

     "Affected Party" means each Series 1999-1 Certificateholder, each Program
      --------------
Support Provider, any assignee or Participant of any Series 1999-1 Certificateholder or any Program Support Provider, the Agent and any successor thereto and sub-agent thereof.

     "Aggregate Allocated Receivables Amount" means the sum of the Series 1999-1
      --------------------------------------
Allocated Receivables Amount plus the series allocated receivables amounts specified in the Supplements for any outstanding Series other than Series 1999-1.

     "Aggregate Commitment Amount" means, with respect to any Business Day, the
      ---------------------------
aggregate amount of the Commitments of all Series 1999-1 Certificateholders on such date, as reduced from time to time pursuant to Section 1.7 of this
                                                    -----------
Supplement.

     "Agreement" has the meaning specified in the preamble to this Supplement.
      ---------

     "Alternate Base Rate" means, on any date, a fluctuating rate of interest
      -------------------
per annum equal to the higher of
--- -----

          (a) the rate of interest most recently announced by the Agent in Pittsburgh, Pennsylvania, as its prime rate; and

          (b) the Federal Funds Rate most recently determined by the Agent plus 0.50% per annum.
           --- -----

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Agent in connection with extensions of credit.

     "Amortization Period Commencement Date" for the Series 1999-1 Certificates
      -------------------------------------
shall mean the Commitment Termination Date.

     "Article IV Costs" means any amounts due pursuant to Article IV of this
      ----------------                                    ----------
Supplement.

     "Available Commitment" means, with respect to any Business Day, the (i)
      --------------------
Aggregate Commitment Amount on such Business Day minus (ii) the Series 1999-1
                                                 -----
Aggregate Invested Amount on such Business Day.

     "Benefitted Series 1999-1 Certificateholder" shall have the meaning
      ------------------------------------------
assigned in Section 8.11 of this Supplement.
            ------------

     "Board" means the Board of Governors of the Federal Reserve System of the
      -----
United States and any successor thereto.

     "Business Day" shall mean any day other than (a) a Saturday or a Sunday,
      ------------
(b) any other day on which the Servicer is closed, as specified on the list furnished by the Servicer pursuant to Section 3.03(n) of the Agreement, (c) any
                                      ---------------
other day on which banking institutions or trust companies in the State of New York generally or the City of New York, New York, the Commonwealth of
                                                  ===================
Pennsylvania generally or the City of Pittsburgh, Pennsylvania, or the State of
======================
Minnesota generally or the City of Minneapolis, Minnesota are authorized or
          =========                             =========
obligated by law, executive order or governmental decree to be closed, or (d) any other day on which The Depository Trust Company is closed.

     "Certificate Rate" for any Accrual Period (i) in the case of any Invested
      ----------------                                                ========
Amount of the Series 1999-1 Aggregate Invested Amount funded by a Liquidity
======
Funding through a Liquidity Agreement entered into by the Initial Series 1999-1 Certificateholder, the sum of the Eurodollar Rate for such Accrual Period, plus
                                   ==========
1.75%, (ii) in the case of any portion of the Series 1999-1 Aggregate Invested Amount funded by any other Liquidity Funding, the sum of the Eurodollar Rate
                                                              ==========
for such Accrual Period, plus 3.00%  and (iii) in the case of any portion of the
                         ----
Series 1999-1 Aggregate Invested Amount funded by Commercial Paper Notes, the CP Rate for such Accrual Period; provided, however, that on any day during an
                              --------  -------
Accrual Period when any Early Amortization Event or Prospective Early Amortization Event has occurred and is continuing, the Certificate Rate shall mean the Alternative Base Rate in effect on such day plus 3.50%.
                   ----

     "Commercial Paper Notes" means short term promissory notes issued or to be
      ----------------------
issued by a Series 1999-1 Certificateholder, or the proceeds of which are loaned to a Series 1999-1 Certificateholder, to fund its investments in accounts receivable or other financial assets.

     "Commitment" means, as to any Series 1999-1 Certificateholder, its
      ----------
obligation to maintain and, subject to certain conditions, increase, its Invested Amount, in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Series 1999-1 Certificateholder's name on Schedule 1 to this Supplement (as such Schedule 1 may be revised from
        ----------                             ----------
time to time in accordance with this Supplement) under the caption "Commitment", as such amount may be reduced from time to time as provided herein; collectively, as to all Series 1999-1 Certificateholders, the "Commitments".

     "Commitment Fee" shall have the meaning assigned in Section 1.7(b) of this
      --------------                                     --------------
Supplement.

     "Commitment Fee Percentage" shall have the meaning set forth in the Fee
      -------------------------
Letter.

     "Commitment Percentage" means, as to any Series 1999-1 Certificateholder
      ---------------------
and as of any date, the percentage equivalent of a fraction, the numerator of which is such Series 1999-1 Certificateholder's Commitment as set forth on
Schedule 1 to this Supplement (as such Schedule 1 may be revised from time to
----------                             ----------
time in accordance with this Supplement) and the denominator of which is the Aggregate Commitment Amount as of such date.

     "Commitment Reduction" shall have the meaning assigned in Section 1.6(a) of
      --------------------                                     --------------
this Supplement.

     "Commitment Termination Date" means the earliest of (a) the Scheduled
      ---------------------------
Maturity Date, (b) the date on which the Commitments are terminated in whole pursuant to Section 1.6 of this Supplement and (c) the date of termination
            -----------
(whether by scheduled expiration, termination or default or otherwise) of any Program Support Provider's commitment under any Program Support Agreement.

     "Commitment Transfer Supplement" shall have the meaning assigned in Section
      ------------------------------                                     -------
8.9(c) of this Supplement.
------

     "Consolidated Net Income" means, with respect to CompuCom and its
      -----------------------
Subsidiaries for any period, the net income (or loss) of CompuCom and its Subsidiaries for such period, plus restructuring charges incurred in CompuCom 1998 Fiscal Year, excluding any gains from asset sales otherwise than in the ordinary course of business, any extraordinary gains and any gains from discontinued operations and any items of extraordinary loss, including net loss on any asset sales otherwise than in the ordinary course of business.

     "Consolidated Subsidiaries" means at any date any Subsidiary or other
      -------------------------
entity the accounts of which would be consolidated with those of CompuCom in its consolidated financial statements if such statements were prepared as of such date.

     "Control Party" with respect to the Series 1999-1 Certificates means the
      -------------
Majority Series 1999-1 Certificateholders.

     "CP Conduit" means Market Street Funding Corporation or a special purpose
      ----------
entity that is in the business of issuing commercial paper.

     "CP Rate" means, for any period means the sum of (i) the rate equivalent to
      -------
the rate (or if more than one rate, the weighted average of rates) at which Commercial Paper Notes outstanding during such period and to be issued to fund or maintain the Invested Amount may be sold by any placement agent or commercial paper dealer selected by the Initial Series 1999-1 Certificateholder or a Program Support Provider, as agreed between each such agent or dealer and the Initial Series 1999-1 Certificateholder or such Program Support Provider and notified by the Initial Series 1999-1 Certificateholder to the Agent and the Servicer; provided, however, if the rate (or rates) as agreed between any such
          --------  -------
agent or dealer and the Initial Series 1999-1 Certificateholder with regard to any period is a discount rate (or rates), the "CP Rate" for such period shall be
                                               -------
the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate (or rates) per annum, plus (ii), without duplication, the commissions and
                           ----
charges charged as a percentage of such face amount and converted to an interest-bearing equivalent rate per anum.

     "CP Rate Tranche" means a portion of the Series 1999-1 Aggregate Invested
      ---------------
Amount for which the interest is calculated by reference to the CP Rate.


     "Credit Agreement" means the Inventory and Working Capital Financing
      ----------------
Agreement, dated as of May 7, 1999, among CompuCom, the various financial institutions party thereto and IBM Credit Corporation, as it may be amended, supplemented or otherwise modified from time to time.

     "Cut-Off Date" means the last day of each calendar month.
      ------------

     "Debt" of any Person means at any date, without duplication, (i) all
      ----
obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property, except accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (vi) all Debt of others guaranteed by such Person, and (vii) all non-contingent obligations of such Person to reimburse or prepay any Person in respect of amounts paid under a letter of credit, banker's acceptance or similar instrument.

     "Determination Date" means, with respect to a Payment Date, the third
      ------------------
Business Day prior to such Payment Date.

     "Delinquency Ratio" means, as of any Cut-Off Date, the ratio, expressed as
      -----------------
a percentage, of (i) the aggregate Unpaid Balance of all Delinquent Receivables on such Cut-Off Date divided by (ii) the aggregate Unpaid Balance of all
                     ------- --
Eligible Receivables on such Cut-Off Date.



     "Dilution Reserve Percentage" as measured on any date means the greater of
     ----------------------------
(i) 2% and (ii) a percentage determined in accordance with the following formula:

     [(SF x ED) + ((DS-ED) x DS/ED)] x DHR where:

        SF    =     the Stress Factor, which shall be 2.5;

        ED    =     the "Expected Dilution", which shall be equal to the twelve-
                         -----------------
                    month rolling average Sales-Based Dilution Ratio, expressed as a percentage;

        DS    =     the "Dilution Spike", which shall be equal to the highest
                         --------------
                    one month Sales-Based Dilution Ratio over the immediately preceding twelve months, expressed as a percentage; and

        DHR   =     the "Dilution Horizon Ratio", which shall be equal to the
                         ----------------------
                    sales for the month ending on the related Cut-Off Date divided by the aggregate Unpaid Balance of the Eligible
                    Receivables as of the such Cut-Off Date.

     "Dynamic Loss Reserve Percentage" shall be measured as an amount calculated
      -------------------------------
pursuant to the following formula:

               DLRP  =   LR x LH x SF
     where:
     -----

     DLRP =    the Dynamic Loss Reserve Percentage;

               LR   =    the Loss Ratio, which shall be equal to the highest
               average of the Sales-Based Default Ratios for any three consecutive calendar months during the previous twelve calendar months;

     LH   =    the Loss Horizon, which shall be equal to the cumulative sales over the previous three months divided by the Series 1999-1
                                              ----------
               Allocated Receivables Amount as of the most recent Cut-Off Date;
               and

               SF  =  the Stress Factor, which shall be 2.5.

     Notwithstanding the foregoing, for the first 10 Cut-Off Dates following the Closing Date for the Series 1999-1 Certificates, the Dynamic Loss Reserve Percentage shall be measured as an amount calculated pursuant to the following formula:

   DLRP   =    DR X ISF

     where:
     ------

          DLRP   =      the Dynamic Loss Reserve Percentage;

          DR     =      the highest average of the three Delinquency Ratios for
                        any three consecutive calendar months during the
                            =====
                        previous twelve calendar months; and
                                 ======

          ISF    =      the Initial Stress Factor, which shall be 1.5.

     "Early Amortization Period" means, with respect to Series 1999-1, the
      -------------------------
period from the declaration or occurrence of an Early Amortization Event or the Commitment Termination Date to the earlier of (i) the date on which the Invested Amount of Series 1999-1 (and all interest thereon) has been paid in full and
(ii) the Series Termination Date.

     "Effective Date" shall have the meaning assigned in Section 6.1 of this
      --------------                                     -----------
Supplement.

     "Eurodollar Rate" means, for any Accrual Period, an interest rate per annum
      ---------------
(rounded upward to the nearest 1/16th of 1%) determined pursuant to the following formula:

                                         LIBOR
                        ------------------------------
                 100% - Eurodollar Rate Reserve Percentage where "Eurodollar Rate Reserve Percentage" means, for any Accrual Period, the maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of 1%) in effect on the date LIBOR for such Accrual Period is determined under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to "Eurocurrency" funding (currently referred to as "Eurocurrency liabilities) having a term comparable to such Accrual Period.

     "Federal Funds Effective Rate" means, for any day, the weighted average of
      ----------------------------
the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of Cleveland, or, if such
                                                        =========
rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms thereof, the Federal Funds Effective Rate shall mean the rate most recently determined in accordance with the preceding sentence, until the circumstances giving rise to such inability no longer exist.

     "Fee Letter" means the fee letter, dated as of May 7, 1999, among  CompuCom
      ----------
and the Agent, as it may be amended or supplemented from time to time.

     "Fiscal Year" means the fiscal year of CompuCom and its Subsidiaries, which
      -----------
period shall be the 12-month period ending on December 31 of each year. References to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 1998") refer to the Fiscal Year ending on December 31 of such calendar year.

     "Increase" shall have the meaning assigned in Section 1.5(a) of this
      --------                                     --------------
Supplement.

     "Increase Amount" shall have the meaning assigned in Section 1.5(a) of this
      ---------------                                     --------------
Supplement.

     "Increase Date" shall have the meaning assigned in Section 1.5(a) of this
      -------------                                     --------------
Supplement.

     "Initial Invested Amount" means the amount set forth on Schedule 3 to this
      -----------------------                                ----------
Supplement.

     "Initial Series 1999-1 Certificateholder" shall have the meaning specified
      ---------------------------------------
in the preamble to this Supplement.

     "Invested Amount" means on any date of determination, an amount equal to
      ---------------
(a) (i) with respect to the Initial Series 1999-1 Certificateholder, the Initial Invested Amount or (ii) with respect to any Acquiring Series 1999-1 Certificateholder, the portion of the transferring Series 1999-1 Certificateholder's Invested Amount purchased by such Acquiring Series 1999-1 Certificateholder, plus (b) the aggregate amount of any increases in such Series
                   ----
1999-1 Certificateholder's Invested Amount pursuant to Section 1.5 of this
                                                       -----------
Supplement, minus (c) the aggregate amount of any distributions to such Series
            -----
1999-1 Certificateholder pursuant to Section 4.07(c) of the Agreement as set
                                     ---------------
forth in this Supplement.

     "Invested Percentage" means, on any Business Day, the percentage (A) during
      -------------------
the Revolving Period, obtained by dividing (i) the Series 1999-1 Allocated Receivables Amount as of the end of the immediately preceding Business Day, by
(ii) the Aggregate Eligible Unpaid Balance as of the end of the immediately preceding Business Day (provided, that if during the Revolving Period an early
                        --------
amortization period or amortization period shall exist with respect to any Series other than Series 1999-1, then the amount in this clause (ii) shall be
                                                         -----------
the greater of (1) the Aggregate Eligible Unpaid Balance as of the end of the immediately preceding Business Day and (2) the sum of the numerators used to calculate the Invested Percentages for all outstanding Series on the Business Day for which such percentage is determined) and (B) during the Early Amortization Period, obtained by dividing (x) the Series 1999-1 Allocated Receivables Amount on the last day of the Revolving Period (provided, that if
                                                            --------
during the Early Amortization Period, the early amortization periods of all other outstanding Series which were outstanding prior to the commencement of the Early Amortization Period commence, then, from and after the date on which the last of such Series commences its early amortization period, the amount of this clause (x) shall be the Series 1999-1 Allocated Receivables Amount on such date)
----------
by (y) the greater of (1) the Aggregate Eligible Unpaid Balance as of the end of the immediately preceding Business Day and (2) the sum of the numerators used to calculate the Invested Percentages for all outstanding Series on the Business Day for which such percentage is determined; provided that for purposes of this
                                             --------
definition, the Adjusted Invested Amount shall be calculated assuming that the amount on deposit in the Series 1999-1 Principal Collection Sub-subaccount is zero.

     "Issuance Date" means  May 7, 1999, which is the Series Issuance Date for
      -------------         =====
Series 1999-1.

     "Issuer" means the Initial Series 1999-1 Certificateholder.
      ------

     "Issuer CP" means commercial paper notes issued to fund the Issuer's
      ---------
Invested Amount.

     "LIBOR" means the rate of interest per annum determined by the Agent to be
      -----
the arithmetic mean (rounded upward to the nearest 1/16th of 1%) of the rates of interest per annum notified to the Agent by each Reference Bank as the rate of interest at which dollar deposits in the approximate amount of the Invested Amount to be funded at the Eurodollar Rate during such Accrual Period would be offered by major banks in the London interbank market to such Reference Bank at its request at or abut 11:00 a.m. (London time) on the second Business Day before the commencement of such Accrual Period.

     "LIBOR Rate Tranche" means a portion of the Series 1999-1 Aggregate
     -------------------
Invested Amount for which the interest is calculated by reference to  LIBOR.
                                                                      =====

     "Liquidity Agreement" means either the Liquidity Agreement, dated as of May
      -------------------
7, 1999, among Market Street Funding Corporation, the financial institutions from time to time parties thereto as Liquidity Lenders, and PNC Bank, National
                                                =======
Association as the Liquidity Agent, as it may be amended or supplemented from time to time or (ii) the Liquidity Loan Agreement among the Issuer, the
                     ===
Liquidity Lenders from time to time parties  thereto and PNC Bank, National
                                             =======
Association as Administrator, dated as of  May 7, 1999.
                                           =====

     "Liquidity Banks" means the financial institutions party to the Liquidity
      ---------------
Agreement as liquidity institutions.

     "Liquidity Commitment Amount" means, at any time, the then aggregate amount
      ---------------------------
of the Liquidity Banks' commitments under the Liquidity Agreement.

     "Liquidity Funding" means a funding pursuant to one or more Liquidity
     ------------------
Agreements.

     "Majority Series 1999-1 Certificateholders" means, on any day, Series 1999-
     ------------------------------------------
1 Certificateholders having, in the aggregate, more than 50% of the Aggregate Commitment Amount.

     "Maximum Commitment Amount" means on any date one hundred seventy-five
      -------------------------
million dollars ($175,000,000) minus the aggregate amount of reductions in the
                               -----
Commitments pursuant to Section 1.7 of this Supplement.
                        -----------

     "Miscellaneous Deficiency and Expense Amount" means on any Business Day,
      -------------------------------------------
with respect to Series 1999-1, the sum of (i) (if CompuCom is not the Servicer) all Program Costs which have been accrued and unpaid since the preceding Business Day; (ii) any Commitment Fees and Program Fees due and payable pursuant to this Supplement; and (iii) any Article IV Costs due and payable pursuant to this Supplement.

     "Monthly Interest Amount" for any Accrual Period means (i) the daily
      -----------------------
average Series 1999-1 Aggregate Invested Amount during such Accrual Period,

times (ii) the
-----

Certificate Rate for such Accrual Period, times (iii) a fraction, the numerator
                                          -----
of which is the number of days in such Accrual Period and the denominator of which is 360.

     "Monthly Trustee Fee" for any Accrual Period means an amount equal to
      -------------------
$2,000 plus the reasonable out-of-pocket costs incurred by the Trustee during such Accrual Period in the performance of its duties under this Agreement.

     "Net Worth" means, as to any Person at any time, the excess of the total
      ---------
assets of such Person and its Subsidiaries at such time over the total liabilities of such Person and its Subsidiaries at such time.

     "Non-Excluded Taxes" shall have the meaning assigned in Section 4.2(a) of
      ------------------                                     --------------
this Supplement.

     "Overconcentration Amount" means, at any date with respect to an Obligor,
      ------------------------
the excess of the aggregate Unpaid Balance of Eligible Receivables due from such Obligor on such date over the Overconcentration Obligor Basis for such Obligor on such date. In addition, with respect to Obligors that are Governmental Authorities, the Overconcentration Amount means the excess of the aggregate Unpaid Balance of Eligible Receivables due from such Obligors on such date over
                                                                           ====
10% of the Aggregate Eligible Unpaid Balance on such date.
=========================================================

     "Overconcentration Obligor Basis" for an Obligor means the percentage of
      -------------------------------
the Aggregate Eligible Unpaid Balance at such date set forth below for the applicable category of that Obligor (expressed as a dollar amount):

Minimum Long-Term or Short-Term
     Unsecured Debt Rating
----------------------------

     S&P                      Moody's           Percentage*
----------------------------  ----------------  -----------

     A-1 or A+                P-1 or A1                  10%

     A-2 or BBB+              P-2 or Baa1                 5%

     A-3 or BBB-              P-3 or Baa3                 3%

     Less than A-3 or         Less than P-3 or
       BBB-/Unrated           Baa3/Unrated                2%

provided, however, that all Obligors that are affiliates of each other having
--------  -------
identical long-term and short-term debt ratings (or whose long-term or short-term senior unsecured debt are unrated) shall be deemed to be a single Obligor.

     The percentage applicable to any Obligor (or Obligor group, if applicable) will be the percentage associated with the lower of such Obligor's (or Obligor group's) short-term or long-term senior unsecured debt ratings (with "unrated" being lowest) issued by S&P or Moody's. The ratings specified in the table are minimums for each percentage category, so that a rating of an Obligor not shown in the table falls in the category associated with the highest rating shown in the table that is lower than such rating.

     "Participants" shall have the meaning assigned in Section 8.9 of this
      ------------                                     -----------
Supplement.

     "Past Due Receivable" means a Receivable that remains unpaid for more than
      -------------------
150 days but not more than 180 days from the original invoice date for such payment, or that has been charged off before it has become 151 days past invoice.

     "Payment Date" means the fourteenth day of each month (or, if such day is
      ------------
not a Business Day, the next succeeding Business Day).

     "Payment Date Interest Shortfall" has the meaning specified in Section
      -------------------------------                               -------
4.05(b) of the Agreement as set forth in this Supplement.
-------

     "Payment Date Shortfall" has the meaning set forth in Section 3.11 of the
      ----------------------                               ------------
Agreement as set forth in this Supplement.

     "Prime Rate Tranche" means that portion of the Series 1999-1 Aggregate
      ------------------
Invested Amount not allocated to a CP/LIBOR Rate Tranche and for which interest is calculated by reference to the Alternate Base Rate.

     "Program Costs" means, for any Business Day, the sum of (a) the product of
      -------------
(i) all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Transferor (other than fees and expenses payable on or in connection with the closing of the issuance of the Series 1999-1 Investor Certificates) on such Business Day and (ii) a fraction, the numerator of which is the Series 1999-1 Aggregate Invested Amount on such Business Day and the denominator of which is the sum of (1) the Aggregate Invested Amount on such Business Day (except with respect to any Series of variable funding certificates) and (2) the aggregate commitment amount (which, in the case of Series 1999-1, is the Maximum Commitment Amount) with respect to any Series of variable funding certificates on such Business Day, and if CompuCom is not the Servicer, amounts otherwise payable by the Servicer for the Trustee's fees and expenses pursuant to the Agreement.

     "Program Fee" shall have the meaning set forth in Section 1.7(c) of this
      -----------                                      --------------
Supplement.

     "Program Fee Percentage" shall have the meaning set forth in the Fee
      ----------------------
Letter.

     "Program Support Agreement" means each Liquidity Agreement, each agreement
      -------------------------
pursuant to which the Issuer obtains funding, through the issuance of Commercial Paper Notes or otherwise, and each other agreement entered into by the Issuer in connection with its securitization program.

     "Program Support Provider" means each of each entity that issues Commercial
      ------------------------
Paper Notes, each Liquidity Bank and the Agent.

     "Record Date" means with respect to any Payment Date, the last Business Day
      -----------
of the immediately preceding Settlement Period.

     "Reference Bank" means PNC Bank, National Association.
     ---------------

     "Register" means a register maintained by the Agent for recording transfers
     ---------
of the Series 1999-1 Certificates.

     "Sales-Based Default Ratio" means, as of any Cut-Off Date, the ratio,
      -------------------------
expressed as a percentage, of (i) the aggregate Unpaid Balance of all Past Due Receivables for the three successive months ending on such Cut-Off Date, divided
                                                                         -------
by (ii) the aggregate billings for the fifth, sixth and seventh preceding
--
months. For example, as of April 30, the numerator of the Sales-Based Default Ratio would be the aggregate Unpaid Balance of all Receivables that were Past Due Receivables as of February 28, March 31 and April 30; the denominator of the Sales-Based Default Ratio would be the aggregate billings for the months of September, October and November.

     "Sales-Based Dilution Ratio" as of any Cut-Off Date means (a) the aggregate
      --------------------------
reduction attributable to Dilutions occurring in the Unpaid Balance of Pool Receivables which Dilutions were granted during the month ending on such Cut-Off Date; divided by (b) the aggregate amount of billings for the month immediately
      ------- --
preceding the month ending as of such Cut-Off Date.

     "Scheduled Maturity Date", with respect to the Series 1999-1 Investor
      -----------------------
Certificates, means the Payment Date in April 2002, as such date may be extended pursuant to a written agreement executed by all of the Series 1999-1 Certificateholders, a copy of which shall be provided by the Agent to the Trustee.

     "Series 1999-1" means the Variable Funding Accounts Receivable Trust
      -------------
Certificates, Series 1999-1, the principal terms of which are set forth in this Supplement.

     "Series 1999-1 Accrued Interest Sub-subaccount" has the meaning specified
      ---------------------------------------------
in Section 4.02(d)(i) of the Agreement as set forth in this Supplement.
   ------------------

     "Series 1999-1 Aggregate Invested Amount" means, as of any date of
      ---------------------------------------
determination, the sum of the Invested Amounts of all Series 1999-1 Certificateholders at the close of business on such date.

     "Series 1999-1 Allocated Receivables Amount" means, for any day, the lesser
      ------------------------------------------
of (a) the Series 1999-1 Target Receivables Amount on such day and (b) the Aggregate Eligible Unpaid Balance on such day times the percentage equivalent of a fraction the numerator of which is the Series 1999-1 Target Receivables Amount on such day and the denominator of which is the Aggregate Target Receivables Amount on such day.

     "Series 1999-1 Certificateholder" or "Series 1999-1 Investor
      -------------------------------      ----------------------
Certificateholder" means any Holder of a Series 1999-1 Investor Certificate, it
-----------------
being understood that, subject to Section 9.1 of this Supplement, no Person
                                  -----------
shall be a Series 1999-1 Certificateholder unless such Person is the Initial Series 1999-1 Certificateholder or an Acquiring Series 1999-1 Certificateholder.

     "Series 1999-1 Certificateholders' Interest" has the meaning specified in
      ------------------------------------------
Section 1.2 of this Supplement.
-----------

     "Series 1999-1 Collection Subaccount" has the meaning specified in Section
      -----------------------------------                               -------
4.02(d)(i) of the Agreement as set forth in this Supplement.
----------

     "Series 1999-1 Investor Certificate" or "Series 1999-1 Certificate" means a
      ----------------------------------      -------------------------
Variable Funding Accounts Receivable Trust Certificate, Series 1999-1, executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit D to this Supplement.
                             ---------

     "Series 1999-1 Monthly Principal Payment" has the meaning specified in
      ---------------------------------------
Section 4.06(a) of the Agreement as set forth in this Supplement.
---------------

     "Series 1999-1 Non-Principal Collection Sub-subaccount" has the meaning
      -----------------------------------------------------
specified in Section 4.02(d)(i) of the Agreement as set forth in this
             ------------------
Supplement.

     "Series 1999-1 Principal Collection Sub-subaccount" has the meaning
      -------------------------------------------------
specified in Section 4.02(d)(i) of the Agreement as set forth in this
             ------------------
Supplement.

     "Series 1999-1 Principal Collection Subordinated Sub-subaccount" has the
      --------------------------------------------------------------
meaning specified in Section 4.02(d)(i) of the Agreement as set forth in this
                     ------------------
Supplement.

     "Series 1999-1 Required Reserved Percentage" as of any day means the sum of
     -------------------------------------------
(i) the Dilution Reserve Percentage, (ii) the greater of (A) 10% and (B) the Dynamic

Loss Reserve Percentage and (iii) the Yield Reserve Percentage, in each case as most recently calculated.

     "Series 1999-1 Required Subordinated Amount" means, (i) on any day during
     -------------------------------------------
the Revolving Period, the product of (1) the Adjusted Invested Amount and (2) the percentage equivalent of a fraction the numerator of which is the Series
    =================================================================
1999-1 Required Reserved Percentage and the  denominator of which is one minus
                                             ===========
the Series 1999-1 Required Reserved Percentage, and (ii) on any day during the Early Amortization Period, an amount equal to the Series 1999-1 Required Subordinated Amount, in each case, on the last Business Day of the Revolving Period.

     "Series 1999-1 Subordinated Percentage" means the percentage equivalent of
      -------------------------------------
a fraction the numerator of which is the Series 1999-1 Required Subordinated Amount on the last Business Day of the Revolving Period and the denominator of which is the sum of the Adjusted Invested Amount and Series 1999-1 Required Subordinated Amount, in each case on the last day of the Revolving Period.

     "Series 1999-1 Target Deficiency Amount" means for any day, the excess, if
      --------------------------------------
any, of the Series 1999-1 Target Receivables Amount over the Series 1999-1 Allocated Receivables Amount. The Series 1999-1 Target Deficiency Amount is the "Target Deficiency Amount" for purposes of Series 1999-1.

     "Series 1999-1 Target Receivables Amount" means, on any day the sum of (i)
      ---------------------------------------
the Adjusted Invested Amount on such day and (ii) the Series 1999-1 Required Subordinated Amount on such day. The Series 1999-1 Target Receivables Amount is the "Target Receivables Amount" for purposes of Series 1999-1.

     "Series Termination Date", with respect to Series 1999-1, means the Payment
      -----------------------
Date in April 200__.  [This term is used in the definition of "Early
                    ================================================
Amortization Period" herein and in Sections 12.02 and 12.03 of the Pooling and
==============================================================================
Servicing Agreement.]
=====================

     "Servicing Fee" for each Accrual Period means an amount equal to the
     --------------
product of (i) one-twelfth, (ii) the Servicing Fee Percentage as in effect on the Issuance Date and (iii) the Series 1999-1 Aggregate Invested Amount on the first day of such Accrual Period.

     "Servicing Fee Percentage", with respect to Series 1999-1, means 0.50%,
      ------------------------
subject to any increase pursuant to Section 3.02(b) of the Agreement.
                                    ---------------

     "Specified Principal Terms" means, with respect to any Series, the
      -------------------------
following Principal Terms: (a) the floating allocation percentage contained in the Supplement with respect to such Series; (b) any amendments to the definitions of Eligible Accounts or Eligible Receivables contained in the Supplement with respect to such Series;
(c) any Early Amortization Events; (d) any amendment to the definition of the Control Party contained in the Supplement with respect to such Series; (e) any Servicer Defaults contained in the Supplement with respect to such Series; (f) the method for allocating principal and interest to Certificateholders of such Series; (g) the level of subordination provided by the Transferor's Interest with respect to such Series; and (h) the date on which such Series will begin its amortization or accumulation period, if any, and the related terms thereof.

     "Statutory Reserve" means a fraction (expressed as a decimal), the
      -----------------
numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which the Agent or, if the Agent is not a bank, the Liquidity Agent (as such term is defined in the Liquidity Agreement) (including any branch, Affiliate, or other fronting office thereof) is subject, with respect to the Eurodollar Rate,
                                                                ==========
for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Each LIBOR Rate Tranche shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Holder under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "Supplement" has the meaning specified in the preamble hereto.
      ----------

     "Tangible Net Worth means, as to any Person at any time, Net Worth of such
      ------------------
Person minus the value of goodwill, trademarks, trade names, copyrights, patents, licenses, organizational expenses, research and development expenses and similar intangibles and, with respect to Tangible Net Worth of CompuCom, any write-up on the book value of any asset resulting from a revaluation thereof subsequent to December 31, 1998.

     "Transfer Issuance Date" has the meaning specified in the related
     -----------------------
Commitment Transfer Supplement.

     "Transferee" has the meaning specified in Section 8.9(f) of this
      ----------                               --------------
Supplement.

     "Transaction Documents" means, collectively, the Agreement, the Receivables
      ---------------------
Contribution and Sale Agreement, this Supplement and the Series 1999-1 Investor Certificates.

     "Transition Costs" means any documented expenses and allocated costs of
      ----------------
personnel reasonably incurred by any Successor Servicer in connection with a transfer of servicing from the Servicer to such Successor Servicer.

     "Trust Accounts" has the meaning specified in Section 4.02(d)(i) of the
      --------------                               ------------------
Agreement as set forth in this Supplement.

     "Turnover Rate" means, as of any Cut-Off Date, the ratio (expressed as a
      -------------
percentage) of (i) the aggregate Unpaid Balance of the Receivables as of such Cut-Off Date, divided by (ii) the aggregate Collections for the month ending on
              -------
such Cut-Off Date.

     "Yield Reserve" means, at any time, an amount equal to the product of (i)
      -------------
the Series 1999-1 Allocated Receivables Amount on such day, times (ii) the Yield
                                                            -----
Reserve Percentage, divided by (iii) 12, times (iv) the most recently calculated
                    ------- --           -----
Turnover Rate.

     "Yield Reserve Percentage" means, at any time, the sum of (i) 1.5 times the
      ------------------------                                         -----
Eurodollar Rate for the current Accrual Period, plus (ii) 3.00%, plus (iii) the
==========
Servicing Fee Percentage.

     Unless the context otherwise requires, any reference to the Early Amortization Period or the Revolving Period in this Supplement (including in the amendments to the Agreement contained in Section 2.1 of this Supplement) shall
                                         -----------
refer only to such periods as they relate to the Series 1999-1 Investor Certificates.

     In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All capitalized terms not otherwise defined herein are defined in the Agreement. All Article or Section references herein means Articles or Sections of the Agreement as modified by this Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used herein shall relate only to the Series 1999-1 Investor Certificates and no other Series of Investor Certificates. The words "hereof," "herein" and "hereunder" and words
                                   ------    ------       ---------
of similar import when used in this Supplement shall refer to this Supplement or the Agreement as a whole and not to any particular provision of this Supplement or the Agreement, as the case may be; the word "including" (and with correlative
                                                ---------
meaning "include") means including without limiting the generality of any
         -------
description preceding such term; the word "or" is not exclusive; and Section,
                                           --
Schedule and Exhibit references contained in this Agreement or this Supplement are references to Sections, Schedules and Exhibits in or to this Supplement unless otherwise specified.

     Unless otherwise specified in this Supplement, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for immaterial changes or changes concurred in by the independent public accountants of CompuCom) with the most recent audited consolidated financial statements of CompuCom and its Consolidated Subsidiaries delivered to the Agent.


                              [SIGNATURES FOLLOW]

       IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be
       ------------------------------------------------------------------------
duly executed by their respective officers thereunto duly authorized as of the
------------------------------------------------------------------------------
date first above written.
-------------------------

                                CSI FUNDING, INC.,
                                as Transferor

                                By:
                                Name:
                                Title:


                                COMPUCOM SYSTEMS, INC.,
                                as Servicer

                                By:
                                Name:
                                Title:

                                NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee

                                By:
                                Name: Bruce C. Wandersee
                                Title:  Assistant Vice President

                                PNC BANK, NATIONAL ASSOCIATION,
                                as Agent

                                By:
                                Name:
                                Title:

                                MARKET STREET CAPITAL CORPORATION, as the
                                Initial Series 1999-1 Certificateholder

                                By:
                                Name:
                                Title:

                                                                      SCHEDULE 1
                                                                              to
                                                        Series 1999-1 Supplement



                                  Commitments
                                  -----------

Series 1999-1 Certificateholder         Commitment
-------------------------------         ----------

Market Street Capital Corporation     $175,000,000

                                                                      SCHEDULE 2
                                                                        to
                                                       Series 1999-1 Supplement



                                 Trust Accounts
                                 --------------

                                                                      SCHEDULE 3
                                                                        to
                                                        Series 1999-1 Supplement



                            Initial Invested Amount
                            -----------------------